                                                                   EXHIBIT 10.34

                             PARTICIPATION AGREEMENT


                                      Among


                              BORDERS GROUP, INC.,

                                 BORDERS, INC.,

                            WILMINGTON TRUST COMPANY,
                         not in its individual capacity
                       except as expressly stated herein,
                          but solely as Owner Trustee,

                           JESS PROJECT FUNDING CORP.,
                              as Owner Beneficiary,

                           FIRST SECURITY BANK, N.A.,
                             as Collateral Trustee,


                                       And


                        THE PURCHASERS IDENTIFIED HEREIN




                          Dated as of December 1, 1998

                                                         Participation Agreement

ARTICLE I                      TERMS OF ISSUANCE OF THE NOTES....................................................1

         Section 1.1           Issuance and Sale of Notes........................................................1
         Section 1.2           Closing...........................................................................1
         Section 1.3           Wire Transfer.....................................................................2
         Section 1.4           Failure to Deliver................................................................2

ARTICLE II                     CONDITIONS TO THE CLOSING.........................................................2
         Section 2.1           Representations and Warranties....................................................2
         Section 2.2           Performance; No Default...........................................................3
         Section 2.3           Indenture.........................................................................3
         Section 2.4           Notes.............................................................................3
         Section 2.5           Collateral Assignments of Project Loan Documents..................................3
         Section 2.6           Assignments of Mortgage, et al....................................................3
         Section 2.7           Certification of Cost.............................................................3
         Section 2.8           Surveys, Environmental Reports and Zoning.........................................3
         Section 2.9           Mortgagee's Title Insurance; Endorsements.........................................4
         Section 2.10          Estoppels.........................................................................4
         Section 2.11          Letter of Credit..................................................................4
         Section 2.12          Compliance Certificate............................................................4
         Section 2.13          Opinions of Counsel...............................................................5
         Section 2.14          Purchase Permitted By Applicable Law, etc.........................................6
         Section 2.15          Payment of Special Counsel and other Fees.........................................6
         Section 2.16          Payment of Recording Fees, Charges and Taxes......................................6
         Section 2.17          Private Placement Number..........................................................6
         Section 2.18          Offeree Letter....................................................................6
         Section 2.19          Proceedings and Documents.........................................................6

ARTICLE III                    REPRESENTATIONS AND WARRANTIES....................................................7
         Section 3.1           Representations of the Issuer.....................................................7
         Section 3.2           Representations of the Collateral Trustee.........................................7
         Section 3.3           Representations of the Guarantor..................................................7
         Section 3.4           Representations of the Tenant.....................................................7
         Section 3.5           Representations of the Owner Beneficiary..........................................7
         Section 3.6           Representations of the Purchasers.................................................7

ARTICLE IV                     GUARANTOR COVENANTS...............................................................9
         Section 4.1           Reporting Requirements............................................................9
         Section 4.2           Inspection Rights................................................................10
         Section 4.3           Transaction Expenses.............................................................10
         Section 4.4           Payment of Certain Fees and Expenses.............................................11

ARTICLE V                      DIRECT PAYMENT...................................................................11
         Section 5.1           Direct Payment...................................................................11

                                                         Participation Agreement


ARTICLE VI                     DEFINITIONS......................................................................12
         Section 6.1           General Definitions..............................................................12
         Section 6.2           Indenture Definitions............................................................17

ARTICLE VII                    OTHER COVENANTS AND AGREEMENTS...................................................17
         Section 7.1           Covenants of the Trust Company, the Issuer, the Collateral
                               Trustee and the Owner Beneficiary................................................17
         Section 7.2           Guarantor's Operative Agreement Rights...........................................18
         Section 7.3           Covenants of the Collateral Trustee..............................................18
         Section 7.4           Collateral Trustee Project Loan Agreement Rights.................................19

ARTICLE VIII                   TRANSFER OF INTEREST.............................................................19
         Section 8.1           Restrictions of Transfer.........................................................19
         Section 8.2           Effect of Transfer...............................................................19

ARTICLE IX                     INDEMNIFICATION..................................................................19
         Section 9.1           General Indemnity................................................................19
         Section 9.2           General Tax Indemnity............................................................20

ARTICLE X                      MISCELLANEOUS....................................................................24
         Section 10.1          Amendments, Etc..................................................................24
         Section 10.2          Notices, Etc.....................................................................24
         Section 10.3          No Waiver; Remedies..............................................................25
         Section 10.4          Binding Effect; Term; Assignability..............................................26
         Section 10.5          Governing Law....................................................................26
         Section 10.6          Execution in Counterparts........................................................26
         Section 10.7          Third Party Beneficiaries........................................................26
         Section 10.8          Survival of Covenants and Representations........................................26
         Section 10.9          Severability.....................................................................26
         Section 10.10         Confidential Information.........................................................26
         Section 10.11         Issuer Recourse..................................................................28
         Section 10.12         Owner Beneficiary Exculpation....................................................28

                                                         Participation Agreement


ATTACHMENTS TO PARTICIPATION AGREEMENT

SCHEDULE I             --  Name and Address of Purchasers

EXHIBIT A              --  Description of Closing Opinion of Special Counsel for Purchasers

EXHIBIT B              --  Description of Closing Opinion of Counsel for Issuer

EXHIBIT C              --  Description of Closing Opinion of Counsel for Collateral Trustee

EXHIBIT D              --  Description of Closing Opinion of Counsel for Guarantor and Tenant

EXHIBIT E              --  Description of Closing Opinion of Counsel for Project Borrowers

EXHIBIT F              --  Representations and Warranties of Issuer

EXHIBIT G              --  Representations and Warranties of Collateral Trustee

EXHIBIT H-1            --  Representations and Warranties of Guarantor

EXHIBIT H-2            --  Representations and Warranties of Tenant

EXHIBIT I              --  Representations and Warranties of Owner Beneficiary

                                                         Participation Agreement


                             PARTICIPATION AGREEMENT

                                  INTRODUCTORY

         THIS PARTICIPATION AGREEMENT (the "Participation Agreement") is dated as of December 1, 1998, and is among Borders Group, Inc., a Michigan corporation (the "Guarantor"), Borders, Inc., a Colorado corporation (the "Tenant"), Jess Project Funding Corp., a Delaware corporation, as owner beneficiary under the Trust Agreement (as hereinafter defined) (the "Owner Beneficiary"), Wilmington Trust Company, not in its individual capacity except as expressly stated herein (in such individual capacity, referred to herein as the "Trust Company"), but solely as owner trustee under the Trust Agreement (in such capacity as owner trustee, the "Issuer"), First Security Bank, N.A., as Collateral Trustee under the Collateral Trust Indenture dated as of December 1, 1998 (the "Indenture") between the Issuer and the Collateral Trustee (the "Collateral Trustee") and the Purchasers listed on Schedule I hereto (the "Purchasers").

         WHEREAS, Issuer wishes to issue its 6.91% Senior Secured Notes due 2019 (the "Notes") in accordance with the terms of the Indenture (as hereinafter defined), which Notes shall have the tenor, and shall be secured in the manner, set forth in the Indenture.

         WHEREAS, subject to the terms and conditions set forth herein and on the basis of the representations and warranties hereinafter set forth, the Purchasers are willing to purchase from the Issuer all of the Notes.

         WHEREAS, capitalized terms used in this Participation Agreement shall have the respective meanings as specified in Article VI hereof.

         NOW, THEREFORE, in consideration of and for the mutual benefit of the parties hereto, each of the undersigned does hereby agree as follows:


                                   ARTICLE I

                         TERMS OF ISSUANCE OF THE NOTES

         Section 1.1 Issuance and Sale of Notes. The Issuer hereby agrees to sell to the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Issuer, the Notes on the Closing Date at a price of 100% of the principal amount thereof and in the aggregate principal amount set forth opposite its name on Schedule I hereto (the "Purchase Price"). The Issuer hereby directs the Collateral Trustee to execute the certificate of authentication appended to each Note.

         Section 1.2 Closing. The closing of the transaction contemplated by the Indenture and this Participation Agreement, including, without limitation, the issuance and sale of the Notes, shall be held at the offices of Dickinson Wright PLLC, 525 N. Woodward Avenue, Suite 2000, Bloomfield Hills, Michigan 48304, at 11:00 a.m., Bloomfield Hills, Michigan time, on

                                                         Participation Agreement


December 17, 1998 or at such other date and time as may be mutually acceptable to the parties hereto (the "Closing Date").

         Section 1.3 Wire Transfer. On the Closing Date, the Purchase Price for each Note shall be paid by the Purchaser thereof to the Issuer by wire transfer of immediately available funds for the account of the Issuer at Wilmington Trust Company, ABA no. 031100092, for credit to Account: Borders Trust 1998, Account No. 46983-0 Attn: Joe Feil, Ref: Borders Trust 1998.

         Section 1.4 Failure to Deliver. If on the Closing Date the Issuer fails to tender to any Purchaser the Notes to be purchased by such Purchaser or if the conditions to the obligation of such Purchaser specified in Article II have not been fulfilled, such Purchaser may thereupon elect to be relieved of all further obligations under this Participation Agreement. Nothing in this Section shall operate to relieve the Issuer, the Owner Beneficiary, the Guarantor or the Tenant from their respective obligations hereunder or to waive any of such Purchaser's rights against the Issuer, the Owner Beneficiary, the Guarantor or the Tenant.

         In addition to execution and delivery of the Notes, the Issuer shall, at the request of Purchaser, execute and deliver on the Closing Date such receipts, endorsements, and other documents acknowledging receipt of the Purchase Price as such Purchaser may reasonably request.

                                   ARTICLE II

                            CONDITIONS TO THE CLOSING

         The obligation of each Purchaser to purchase and pay for the Notes to be sold to such Purchaser on the Closing Date is subject to the fulfillment to its satisfaction, prior to or on the Closing Date, of the following conditions:

         Section 2.1 Representations and Warranties.

         (a) The representations and warranties of the Issuer contained in Exhibit F to this Participation Agreement shall be true and correct on and with respect to the Closing Date.

         (b) The representations and warranties of the Collateral Trustee contained in Exhibit G to this Participation Agreement shall be true and correct on and with respect to the Closing Date.

         (c) The representations and warranties of the Guarantor contained in Exhibit H-1 to this Participation Agreement shall be true and correct on and with respect to the Closing Date.

         (d) The representations and warranties of the Tenant contained in Exhibit H-2 to this Participation Agreement shall be true and correct on and with respect to the Closing Date.

         (e) The representations and warranties of the Owner Beneficiary contained in Exhibit I to this Participation Agreement shall be true and correct on and with respect to the Closing Date.

                                                         Participation Agreement

         Section 2.2 Performance; No Default.

         (a) The Issuer and the Collateral Trustee shall have performed all of their respective obligations and complied with all agreements and conditions required to be performed and complied with on or prior to the Closing Date as set forth in this Participation Agreement.

         (b) No default or event of default shall have occurred and be continuing with respect to any Project Loan Note, any Lease or any other Project Loan Document and no event shall have occurred and be continuing under the provisions of any such instrument or agreement which, with the lapse of time or the giving of notice, or both, would constitute a default or an event of default thereunder.

         Section 2.3 Indenture. The Indenture shall have been duly executed and delivered by the Issuer and the Collateral Trustee, and such parties shall have performed, complied with or satisfied all agreements and conditions contained in the Indenture required to be performed or complied with on or prior to the Closing Date to the satisfaction of such Purchaser.

         Section 2.4 Notes. The Issuer shall have issued, and the Collateral Trustee shall have authenticated, the respective Note to such Purchaser.

         Section 2.5 Collateral Assignments of Project Loan Documents. The Issuer shall have executed and delivered in favor of the Collateral Trustee a Collateral Assignment of Project Loan Document for each Project Loan, together with, (i) with respect to each Project Loan, the related executed original Project Loan Note, together with executed originals of the related Project Loan Agreement, Mortgage, Assignment of Lease and Rents, Environmental Indemnity and Property Owner Estoppel, if any, and a duly completed UCC financing statement listing the related Project Borrower, as debtor, and the Issuer, as secured party, and listing as collateral all fixtures located on the respective Mortgaged Property, to be filed in such filing offices as such Purchaser may reasonably determine, (ii) with respect to each Project Loan, a duly completed UCC financing statement listing the related Project Borrower, as debtor, the Issuer, as secured party, and the Collateral Trustee, as assignee, relating to the UCC financing statement referred to in clause (i) above to be filed in each filing office as such Purchaser may reasonably determine and (iii) duly completed UCC financing statement listing the Issuer, as debtor, and the Collateral Trustee, as secured party, and listing as collateral the security interests created by each Collateral Assignment of Project Loan Documentation to be filed in such filing office(s) as such Purchaser shall reasonably determine.

         Section 2.6 Assignments of Mortgage, et al.. The Issuer shall have executed and delivered in favor of the Collateral Trustee an Assignment of Mortgage for each Mortgage and a Reassignment of Leases and Rents for each Assignment of Lease and Rents, in recordable form for recording in the appropriate filing office in which the respective Mortgaged Property is located.

         Section 2.7 Certification of Cost. Certification of the actual cost for each of the Mortgaged Properties certified by the Guarantor shall have been delivered to such Purchaser or its special counsel and shall be satisfactory to such Purchaser in scope and form.

         Section 2.8 Surveys, Environmental Reports and Zoning. Surveys and environmental

                                                         Participation Agreement


reports for each of the Mortgaged Properties shall have been delivered to such Purchaser or its special counsel and shall be satisfactory to such Purchaser in scope and form. Such Purchaser shall have received sufficient evidence necessary to determine that all zoning laws, regulations and ordinances have been complied with for each Mortgaged Property.

         Section 2.9 Mortgagee's Title Insurance; Endorsements. Loan title insurance policies issued by a title insurance company naming the Collateral Trustee as the insured mortgagee reasonably satisfactory to such Purchaser (or, in the alternative, a commitment to issue a loan title insurance policy issued by a title insurance company reasonably satisfactory to such Purchaser and marked and initialed by an authorized agent of such title company to show all changes to be made in connection with the actual issuance of such title insurance policy) and dated the date of the recording of the Mortgages shall have been issued for each Mortgaged Property and shall be satisfactory in scope and form to such Purchaser.

         Section 2.10 Estoppels. The Tenant shall have executed and delivered the Tenant Estoppel and shall deliver estoppel certificates in respect of each reciprocal easement and/or operating agreement affecting any Mortgaged Property in form and scope, and executed by such parties, as may be reasonably satisfactory to each Purchaser.

         Section 2.11 Letter of Credit. The Guarantor or Tenant shall have delivered to the Issuer the Letter of Credit duly issued by a financial institution satisfactory to such Purchaser and the Issuer shall have delivered to the Collateral Trustee the original Letter of Credit listing the Collateral Trustee as a co-beneficiary.

         Section 2.12 Compliance Certificate.

         (a) Issuer Officer's Certificate. The Issuer shall have delivered to the Purchasers an Officer's Certificate, dated the Closing Date, certifying that the conditions specified in Sections 2.1(a), 2.2 and 2.3 (to the extent relating to the obligations of the Issuer) have been fulfilled.

         (b) Issuer Existence and Authority. On or prior to the Closing Date, such Purchaser shall have received, in form and substance reasonably satisfactory to such Purchaser and special counsel to the Purchasers, such documents and evidence with respect to the Issuer as special counsel to the Purchasers may reasonably request in order to establish the existence and good standing of the Issuer and the authorization of the transactions contemplated by this Participation Agreement and all other Operative Documents to which it is a party.

         (c) Collateral Trustee's Officer's Certificate. The Collateral Trustee shall have delivered to the Purchasers an Officer's Certificate, dated the Closing Date, certifying that the conditions specified in Sections 2.1(b), 2.2(a) and 2.3 (to the extent relating to the obligations of the Collateral Trustee) have been fulfilled.

         (d) Collateral Trustee's Existence and Authority. Such Purchaser shall have received, in form and substance reasonably satisfactory to such Purchaser and special counsel to the Purchasers, such documents and evidence with respect to the Collateral Trustee as special counsel to the Purchasers may reasonably request in order to establish the existence of the Collateral Trustee and the authorization of the transactions contemplated by this Participation Agreement and all other Operative Documents to which it is a party.

                                                         Participation Agreement


         (e) Guarantor's Officer's Certificate. The Guarantor shall have delivered to the Purchasers an Officer's Certificate, dated the Closing Date, certifying that, to such officer's knowledge, the representations and warranties contained in Section 2.1(c) are true and correct on and with respect to the Closing Date.

         (f) Guarantor's Existence and Authority. Such Purchaser shall have received, in form and substance reasonably satisfactory to such Purchaser and special counsel to the Purchasers, such documents and evidence with respect to the Guarantor as special counsel to the Purchasers may reasonably request in order to establish the existence and good standing of the Guarantor and the authorization of the transactions contemplated by this Participation Agreement and all other Operative Documents to which it is a party.

         (g) Tenant's Officer's Certificate. The Tenant shall have delivered to the Purchasers an Officer's Certificate, dated the Closing Date, certifying that, to such officer's knowledge, the representations and warranties contained in Section 2.1(d) are true and correct on and with respect to the Closing Date.

         (h) Tenant's Existence and Authority. Such Purchaser shall have received, in form and substance reasonably satisfactory to such Purchaser and special counsel to the Purchasers, such documents and evidence with respect to the Tenant as special counsel to the Purchasers may reasonably request in order to establish the existence and good standing of the Tenant and the authorization of the transactions contemplated by this Participation Agreement and all other Operative Documents to which it is a party.

         Section 2.13 Opinions of Counsel. Each Purchaser shall have received opinions in form and substance satisfactory to such Purchaser from:

         (a) Morris, James, Hitchens & Williams, special counsel for the Issuer, dated the Closing Date and covering the matters set forth in Exhibit B and covering such other matters incident to the transactions contemplated hereby as such Purchaser may reasonably request (and the Issuer hereby instructs its counsel to deliver such opinions to the Purchasers),

         (b) Ray, Quinney & Nebeker, counsel for the Collateral Trustee, dated the Closing Date and covering the matters set forth in Exhibit C and covering such other matters incident to the transactions contemplated hereby as such Purchaser may reasonably request (and the Collateral Trustee hereby instructs its counsel to deliver such opinion to the Purchasers),

         (c) Dickinson Wright PLLC, special counsel for the Guarantor and the Tenant, dated the Closing Date and covering the matters set forth in Exhibit D and covering such other matters incident to the transactions contemplated hereby as such Purchaser may reasonably request,

         (d) various local counsel for the Project Borrowers dated on or prior to the Closing Date and covering the matters set forth in Exhibit E and covering such other matters incident to the transactions contemplated hereby as such Purchaser may reasonably request, and

                                                         Participation Agreement


         (e) McDermott, Will & Emery, special counsel to the Purchasers in connection with such transactions, dated the Closing Date and substantially in the form set forth in Exhibit A and covering such other matters incident to such transactions as the Purchasers may reasonably request.

         Section 2.14 Purchase Permitted By Applicable Law, etc. On the Closing Date, the purchase of the Notes by such Purchaser shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate of the Issuer certifying as to such matters of fact as it may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

         Section 2.15 Payment of Special Counsel and other Fees. The Guarantor shall have paid, on or before the Closing Date, the fees, charges and disbursements of McDermott, Will & Emery, special counsel for the Purchasers.

         Section 2.16 Payment of Recording Fees, Charges and Taxes. All title insurance charges and premiums and all fees, charges and taxes in connection with the recordation or filing and re-recordation or re-filing of the Project Loan Documents and any other agreement or instrument, financing statement or any publication of notice required to be filed or recorded to protect the validity of the liens securing the obligations of the Project Loans shall have been paid in full by the Guarantor.

         Section 2.17 Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

         Section 2.18 Offeree Letter. An offeree letter shall have been issued by J.P. Morgan Securities, Inc. to the Purchasers satisfactory to each Purchaser in scope and form.

         Section 2.19 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Participation Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser may reasonably request.

         For purposes of this Article II, the payment of the Purchase Price by such Purchaser for each Note to be purchased by it hereunder shall constitute conclusive evidence that such Purchaser is satisfied that each and every condition set forth in this Article II has been fulfilled or that such Purchaser has waived compliance of any such condition; provided, however, that nothing contained in this paragraph shall be construed as a waiver of the truth and accuracy of

                                                         Participation Agreement


any representation or warranty made by any party on or prior to the Closing Date in connection with the transactions contemplated by the Participation Agreement and the Indenture.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.1 Representations of the Issuer. In order to induce each Purchaser to purchase the Notes from the Issuer, the Issuer represents and warrants that all representations and warranties set forth in Exhibit F to this Participation Agreement are true and correct as of the date hereof and are incorporated herein by reference with the same force and effect as though herein set forth in full.

         Section 3.2 Representations of the Collateral Trustee. In order to induce each Purchaser to purchase Notes from the Issuer, the Collateral Trustee represents and warrants that all representations and warranties set forth in Exhibit G to this Participation Agreement are true and correct as of the date hereof and are incorporated herein by reference with the same force and effect as though herein set forth in full.

         Section 3.3 Representations of the Guarantor. In order to induce each Purchaser to purchase the Notes from the Issuer, the Guarantor represents and warrants that all representations and warranties set forth in Exhibit H-1 to this Participation Agreement are true and correct as of the date hereof and are incorporated herein by reference with the same force and effect as though herein set forth in full.

         Section 3.4 Representations of the Tenant. In order to induce each Purchaser to purchase the Notes from the Issuer, the Tenant represents and warrants that all representations and warranties set forth in Exhibit H-2 to this Participation Agreement are true and correct as of the date hereof and are incorporated herein by reference with the same force and effect as though herein set forth in full.

         Section 3.5 Representations of the Owner Beneficiary. In order to induce each Purchaser to purchase the Notes from the Issuer, the Owner Beneficiary represents and warrants that all representations and warranties set forth in Exhibit I to this Participation Agreement are true and correct as of the date hereof and are incorporated herein by reference with the same force and effect as though herein set forth in full.

         Section 3.6 Representations of the Purchasers.

         (a) Each Purchaser represents and warrants that at least one of the following statements concerning each source of funds to be used by it to pay the Purchase Price is accurate as of the Closing Date:

                  (i) the source of funds to be used by it to pay the purchase price of the Notes is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general

                                                         Participation Agreement


         account reserves and liabilities for all contracts held by or on behalf of such plan, exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with its state of domicile;

                  (ii) all or a part of such funds constitute assets of one or more separate accounts, trusts or a commingled pension trust maintained by it, and it has disclosed to each of the Collateral Trustee, the Issuer, the Owner Beneficiary and each Project Borrower, the names of such employee benefit plans whose assets in such separate account or accounts or pension trusts exceed 10% of the total assets or are expected to exceed 10% of the total assets of such account or accounts or trusts as of the date of such purchase (for the purpose of this clause (ii), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

                  (iii) all or part of such funds constitute assets of a bank collective investment fund maintained by it, and it has disclosed to each of the Collateral Trustee, the Issuer, the Owner Beneficiary and each Project Borrower, the names of such employee benefit plans whose assets in such collective investment fund exceed 10% of the total assets or are expected to exceed 10% of the total assets of such fund as of the date of such purchase (for the purpose of this clause (iii), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

                  (iv) all or part of such funds constitute assets of one or more employee benefit plans, each of which has been identified to each of the Collateral Trustee, the Issuer, the Owner Beneficiary and each Project Borrower, in writing;

                  (v) it is acquiring the Notes for the account of one or more pension funds, trust funds or agency accounts, each of which is a "governmental plan" as defined in Section 3(32) of ERISA;

                  (vi) the source of funds is an "investment fund" managed by a "qualified professional asset manager" or "QPAM" (as defined in Part V of PTE 84-14, issued March 13, 1984), provided that no other party to the transactions described in this Agreement and no "affiliate" of such other party (as defined in Section V(c) of PTE 84-14) has at this time, or during the immediately preceding one year exercised the authority to appoint or terminate said QPAM as manager of the assets of any plan identified in writing pursuant to this clause (vi) or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plans; or

                  (vii) if it is other than an insurance company, all or a portion of such funds consists of funds which do not constitute "plan assets".

         (b) Each Purchaser represents that it is an "accredited investor" (as defined in Rule 501 (a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended) acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also "accredited investors"). Each Purchaser further represents that such Purchaser is acquiring the Notes for the purpose of investment and not with a view to the distribution thereof,

                                                         Participation Agreement


and that such Purchaser has no present intention of selling, negotiating or otherwise disposing of the Notes; it being understood, however, that the disposition of such Purchaser's property shall at all times be and remain within its control.

         Each Purchaser understands that the Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws, and may not be resold in the absence of registration unless such sale is exempt from registration under the Securities Act and any applicable state securities laws.


                                   ARTICLE IV

                               GUARANTOR COVENANTS

         Section 4.1 Reporting Requirements. The Guarantor hereby covenants and agrees that until payment in full of all principal, premium, if any, and interest outstanding from time to time under the Notes, the Guarantor will furnish or cause to be furnished to the Collateral Trustee and each Purchaser:

         (a) As soon as available and in any event within forty-five (45) calendar days after the end of each of its first three fiscal quarters in each fiscal year, consolidating and consolidated financial statements of the Guarantor and its Subsidiaries, consisting of a consolidating and consolidated balance sheet as of the end of such fiscal quarter and related consolidating and consolidated statements of income, stockholders' equity and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by an authorized officer of the Guarantor as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

         (b) As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Guarantor, consolidating and consolidated financial statements of the Guarantor and its Subsidiaries consisting of a consolidating and consolidated balance sheet as of the end of such fiscal year, and related consolidating and consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing satisfactory to the Collateral Trustee. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of the Guarantor under any of the Credit Documents, the Project Loan Documents or the Operative Documents to which it is a party.

         (c) Concurrently with the delivery of the financial statements described in the foregoing paragraphs (a) and (b), a certificate executed by the President or any Vice President of

                                                         Participation Agreement


the Guarantor certifying that no Event of Default has occurred and is then continuing as of the date of such financial statements and as of the date of such certificate.

         (d) Concurrently with the delivery of the financial statements described in the foregoing paragraph (b), a report setting forth for the corresponding fiscal year (i) with respect to each Mortgaged Property (A) the return on net assets for such Mortgaged Property, (B) the net sales for such Mortgaged Property and the corresponding percentage changes for the year earlier period, and (C) the net sales per square foot for such Mortgaged Property and
(ii) with respect to each Mortgaged Property on an average basis for all other "super stores" operated by the Tenant and open in the same fiscal year of the Tenant as such Mortgaged Property has opened (A) the average return on net assets for all such "super stores," (B) the average net sales for all such "super stores," (C) the average net sales per square foot for all such "super stores" and (D) the corresponding figures and corresponding percentage change for the year earlier period.

         (e) promptly, copies of all financial statements and reports and all press releases that the Guarantor sends to its creditors or shareholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) that the Guarantor or the Tenant may make to, or file with, the Securities and Exchange Commission, or any successor thereto.

         (f) Such other information respecting the condition or operations, financial or otherwise, of the Guarantor and the Tenant as the Collateral Trustee or any Purchaser may from time to time reasonably request.

         Section 4.2 Inspection Rights. The Guarantor shall permit the representatives of the Purchaser:

         (a) If no Default or Event of Default then exists, at the expense of such Purchasers and upon reasonable prior notice to the Guarantor, to visit the principal executive office of the Guarantor, to discuss the affairs, finances and accounts of the Guarantor and its Subsidiaries with the Guarantor's officers, and (with the consent of the Guarantor, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Guarantor, which consent will not be unreasonably withheld) to visit the Mortgaged Properties, all at such reasonable times and as often as may be reasonably requested in writing; and

         (b) If a Default or Event of Default then exists, at the expense of the Guarantor, to visit and inspect any of the offices or properties of the Guarantor or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Guarantor authorizes said accountants to discuss the affairs, finances and accounts of the Guarantor and its Subsidiaries), all at such times and as often as may be requested.

         Section 4.3 Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Guarantor will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by each Purchaser in connection with such transactions and in connection with any amendments,

                                                         Participation Agreement


waivers or consents under or in respect of this Agreement or the other Operative Documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the other Operative Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the other Operative Agreements, or by reason of being a holder of the Notes, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Guarantor or the Tenant or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Guarantor will pay, and will save each Purchaser harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders.

         The obligations of the Guarantor under this Section 4.3 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the other Operative Documents, and the termination of the Leases.

         Section 4.4 Payment of Certain Fees and Expenses. The Guarantor shall pay or cause to be paid (a) the initial and annual fee of the Trust Company and any necessary co-trustees (including reasonable counsel fees and expenses) or any successor, for acting as owner trustee pursuant to the Trust Agreement, (b) the initial and annual fee of the Owner Beneficiary and any successor beneficial owner, for acting as beneficial owner pursuant to this Trust Agreement, (c) the initial and annual fee of the Collateral Trustee and any necessary co-trustees (including reasonable counsel fees and expenses) or any successor collateral trustee, for acting as Collateral Trustee, (d) the initial and annual fee of Lord Securities Corporation, a Delaware corporation, as manager of the Owner Beneficiary pursuant to a management agreement between the Owner Beneficiary and Lord Securities Corporation which has been delivered to Guarantor, and (e) all costs and expenses incurred by the Trust Company, the Collateral Trustee and the Owner Beneficiary in entering into any future amendments or supplements with respect to any of the Operating Documents, whether or not such amendments or supplements are ultimately entered into, or in giving or withholding of waivers or consents hereto or thereto or, in the case of the Trust Company, in complying with any further assurances with respect to the Collateral.

                                   ARTICLE V

                                 DIRECT PAYMENT

         Section 5.1 Direct Payment. Notwithstanding anything to the contrary contained in the Indenture or the Notes, in the case of any Note owned by any Purchaser or any other Noteholder which has given written notice to the Collateral Trustee requesting that the provisions of this Section 5.1 shall apply, the Collateral Trustee will punctually pay when due all distributions thereof with respect to said Notes pursuant to the terms of the Indenture, without any presentment thereof, directly to such Noteholder at its address set forth in Schedule I hereto or such other address as such Noteholder may from time to time designate in writing to the Collateral Trustee or, if a bank account with a United States bank is so designated for such Noteholder, the Collateral Trustee will make such payments in immediately available funds to such bank account, no later than 11:00 a.m., New York City time, on the date due, marked for attention as indicated, or in such other manner or to such other account in any United States bank

                                                         Participation Agreement


as such Noteholder may from time to time direct in writing.

                                   ARTICLE VI

                                   DEFINITIONS

         Section 6.1 General Definitions. As used herein, the following terms have the respective meanings set forth below:

         "After Tax Basis" shall mean with respect to any payment to be received by an Impositions Indemnitee, the amount of such payment supplemented by a further payment or payments so that, after deducting from such aggregate payments the amount of all taxes (net of any actual current credits, deductions or other tax benefits arising from the payment by the Impositions Indemnitee of any amount, including taxes, for which the payment to be received is made) actually imposed currently on the Impositions Indemnitee by any Governmental Authority or taxing authority with respect to such payments, the balance of such payment shall be equal to the original payment to be received; provided, however, that for the purposes of this definition it shall be assumed that for any Purchaser as an Indemnified Person (or any Affiliate thereof) Federal, state and local income taxes are payable at the highest marginal Federal, state and local statutory income tax rates applicable to corporations from time to time.

         "Annual Statements" is defined on Exhibit H paragraph (6).

         "Claims" shall mean any and all obligations, liabilities, losses, actions, suits, penalties, claims, demands, costs and expenses (including, without limitation, reasonable attorney's fees and expenses) of any nature whatsoever.

         "Collateral Trustee" is defined in the Introductory paragraphs of this Participation Agreement.

         "Closing Date" is defined in Section 1.2.

         "Environmental Laws" shall have the meaning assigned thereto in the Lease Appendix.

         "Environmental Violation" shall have the meaning assigned thereto in the Lease Appendix.

         "GAAP" shall mean generally accepted accounting principles as are in effect from time to time and applied on a basis consistent with the Historical Statements both as to classification of items and amounts.

         "Governmental Authority" shall have the meaning assigned thereto in the Lease Appendix.

         "Guarantor" is defined in the Introductory paragraphs of this Participation Agreement.

                                                         Participation Agreement


         "Hazardous Substance" shall have the meaning assigned thereto in the Lease Appendix.

         "Historical Statements" is defined on Exhibit H paragraph (6).

         "Impositions" shall mean, except to the extent described in the following sentence, any and all liabilities, losses, expenses and costs of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings ("Taxes") (including (i) real and personal property taxes, including personal property taxes on any property covered by a Lease that is classified by any governmental authority as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) any excise taxes; (iv) real estate transfer taxes, conveyance taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; and (vi) assessments on any Mortgaged Property, including all assessments for public improvements or benefits, whether or not such improvements are commenced or completed within the term of such Lease), and in each case all interest, additions to tax and penalties thereon, which at any time prior to, during or with respect to the term of such Lease or in respect of any period for which the Tenant shall be obligated to pay Supplemental Rent (as defined in the respective Leases), may be levied, assessed or imposed by any Federal, state, city, county or local authority upon or with respect to (a) any Mortgaged Property or any part thereof or interest therein; (b) the financing, refinancing, demolition, construction, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on, delivery, insuring, use, operation, improvement, transfer of title, return or other disposition of such Mortgaged Property or any part thereof or interest therein; (c) the Notes or the Project Loan Notes or other indebtedness with respect to any Mortgaged Property or any part thereof or interest therein; (d) the rentals, receipts or earnings arising from any Mortgaged Property or any part thereof or interest therein; (e) the Operative Documents or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to any Mortgaged Property, or any part thereof or interest therein upon the sale or disposition thereof; (g) the issuance of the Notes or the Project Loan Notes; or (h) otherwise in connection with the transactions contemplated by the Operative Documents.

         The term "Imposition" shall not mean or include:

                  (i) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on a Tax Indemnitee by the United States federal government that are based on or measured by the net income (including taxes based on capital gains and minimum taxes) of such Person; provided that this clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                  (ii) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed by any state or local jurisdiction and that are based upon or measured by the gross or net income or gross or net receipts (including any minimum taxes, withholding taxes or taxes on or measured by capital stock, franchise or doing business taxes) except that this clause (ii) shall not

                                                         Participation Agreement


         apply to (and thus shall not exclude) any such Taxes imposed on a Tax Indemnitee by the state (or any local taxing authority thereof or therein) where any Mortgaged Property is located, possessed or used under each Lease; provided that this clause (ii) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                  (iii) any Tax or imposition to the extent, but only to such extent, it relates to any act, event or omission that occurs after the termination of a Lease with respect to a Mortgaged Property (but not any Tax or imposition that relates to any period prior to the termination of each Lease);

                  (iv) any Tax or imposition for so long as, but only for so long as, it is being contested in accordance with the provisions of
         Section 9.2(g);

                  (v) any interest or penalties imposed on a Tax Indemnitee as a result of the failure of such Tax Indemnitee to file any return to report timely and in the form prescribed by law or to pay any Tax or imposition, except to the extent such failure is a result of a breach by such Tax Indemnitee of its obligations under Section 9.2; provided, that this clause (v) shall not apply (x) if such interest or penalties arise as a result of a position taken (or requested to be taken) by the Lessee in a contest controlled by the Lessee under Section 9.2(g) or
         (y) to any such interest or penalties that result from such Tax Indemnitee's complying with the reporting procedures set forth in
         Section 9.2;

                  (vi) any Taxes or impositions imposed on the Tenant that are a result of the Tenant not being considered a "United States person" as defined in Section 7701(a)(30) of the Code;

                  (vii) any Taxes or impositions that are enacted or adopted by their express terms as a substitute for any Tax that would not have been indemnified against pursuant to the terms of Section 9.2;

                  (viii) any Taxes which are imposed on a Tax Indemnitee as a result of a breach of a covenant or representation by such Tax Indemnitee in any Operative Document (unless caused by the Lessee's breach of its representations, warranties and covenants) or as a result of the gross negligence or willful misconduct of such Tax Indemnitee itself (as opposed to gross negligence or willful misconduct imputed to such Tax Indemnitee), but not Taxes imposed as a result of ordinary negligence of such Tax Indemnitee.

                  (ix) any Taxes or impositions imposed on the Tenant to the extent that such Taxes are actually reimbursed to the Tenant by another Person other than an Affiliate of the Tenant;

                  (x) any Taxes or impositions imposed upon the Tenant with respect to any voluntary transfer, sale, financing or other voluntary disposition by a Project Borrower (other than a transfer contemplated and permitted by the Operative Documents, including

                                                         Participation Agreement


         any transfer in connection with (1) the exercise by the Tenant of any purchase option under any Lease, (2) the occurrence of an Event of Default, or (3) a Casualty Event or Condemnation Event affecting any Mortgaged Property) of any interest in any Mortgaged Property or any interest in, or created pursuant to, the Operative Documents or any voluntary transfer of any interest in the Tenant (other than in connection with the existence of a Lease Event of Default) or any involuntary transfer of any of the foregoing interests resulting from the bankruptcy or insolvency of the Tenant (other than in connection with the existence of an Event of Default);

                  (xi) any gift or inheritance Taxes;

                  (xii) any Taxes or impositions imposed on a Tax Indemnitee, to the extent such Tax Indemnitee actually receives a credit (or otherwise has a reduction in a liability for Taxes) in respect thereof against Taxes that are not indemnified hereunder (but only to the extent such credit is not taken into account in calculating the indemnity payment on an After Tax Basis);

                  (xiii) any Tax or imposition to the extent that such Tax or imposition is imposed on a Tax Indemnitee in respect of a transaction or business in the jurisdiction imposing such Tax other than the transactions arising out of the Operative Documents; or

                  (xiv) any Tax or imposition imposed on a direct or indirect transferee, successor or assign of the Tenant to the extent of the excess of such Taxes over the amount of such Taxes that would have been imposed had there not been a transfer by the Tenant of an interest arising under the Operative Documents; provided that there shall not be excluded under this clause (xiv) any such Tax or imposition if such direct or indirect transferee, successor or assign of the Tenant acquired its interest as a result of a transfer in connection with an Event of Default; provided, further, that there shall not be excluded under this clause (xiv) any amount necessary to make any payment on an After Tax Basis.

Any tax or imposition excluded from the defined term "Imposition" in any one of the foregoing clauses (i) through (xiv) shall not be construed as constituting an Imposition by any provision of any other of the aforementioned clauses.

         "Indemnified Person" shall mean the Trust Company, the Issuer, the Collateral Trustee, in its individual capacity and its trust capacity, each Purchaser, and the Owner Beneficiary and their respective successors, assigns, directors, shareholders, partners, officers, employees, agents and Affiliates.

         "Indenture" is defined in the Introductory paragraphs of this Participation Agreement.

         "Interim Statements" is defined on Exhibit H paragraph (6).

         "Issuer" is defined in the Introductory paragraphs of this Participation Agreement.

                                                         Participation Agreement


         "Lease Appendix" shall mean the appendix of defined terms attached to each Lease.

         "Material Adverse Effect" shall have the meaning assigned thereto in the Lease Appendix.

         "Noteholder" shall mean the Person in whose name a Note is registered in accordance with the provisions of the Indenture.

         "Notes" is defined in the Introductory paragraphs of this Participation Agreement.

         "Officer's Certificate" shall mean a certificate of the chief financial officer, treasurer, or other officer of such Person whose responsibilities extend to the subject matter of such certificate.

         "Owner Beneficiary" is defined in the Introductory paragraph of this Participation Agreement.

         "Person" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Purchase Price" is defined in Section 1.1.

         "Purchasers" is defined in the Introductory paragraphs of this Participation Agreement.

         "Subsidiary" of any Person shall mean any corporation, partnership, joint venture, trust or estate of which (or in which) more than 50% of:

                  (i) the outstanding capital stock having voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might having voting power upon the occurrence of any contingency),

                  (ii) the interest in the capital or profits of such partnership or joint venture, or

                  (iii) the beneficial interest of such trust or estate,

is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.

         "Tax Indemnitee" shall mean a Project Borrower, the Purchasers, the Issuer, the Trust Company, the Collateral Trustee, in its individual capacity and its trust capacity, the Owner Beneficiary and their respective successors, assigns, participants, directors, shareholders, partners, officers, employees, agents and Affiliates.

                                                         Participation Agreement


         "Taxes" is defined in the definition of "Imposition."

         "Tenant" is defined in the Introductory paragraph of this Participation Agreement.

         "Trust Company" is defined in the Introductory paragraphs of this Participation Agreement.

         "Trust Estate" shall have the meaning assigned thereto in the Trust Agreement.

         Section 6.2 Indenture Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Indenture.

                                  ARTICLE VII

                         OTHER COVENANTS AND AGREEMENTS

         Section 7.1 Covenants of the Trust Company, the Issuer, the Collateral Trustee and the Owner Beneficiary. The Trust Company, the Issuer, the Collateral Trustee and the Owner Beneficiary hereby covenant and agree (as to itself only) with the other parties hereto that, so long as this Agreement is in effect.

         (a) Discharge of Lien. Each of the Owner Beneficiary, the Issuer and the Trust Company will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Liens on the Mortgaged Property or the other Collateral (other than the Liens permitted or contemplated by the Operative Documents) attributable to it or any of its Affiliates.

         (b) Trust Agreement. Without prejudice to any right under the Trust Agreement of the Trust Company to resign, or the Owner Beneficiary's right under the Trust Agreement to remove the institution acting as owner trustee under the Trust Agreement, the Owner Beneficiary hereby agrees with the Collateral Trustee and the Tenant (i) not to terminate or revoke the trust created by the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of any such party without the prior written consent of such party, (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect such party and (iv) not to remove the Trust Company as owner trustee under the Trust Agreement.

         (c) Successor Trust Company. Subject to Section 8.1 of the Trust Agreement, a successor owner trustee under the Trust Agreement may be appointed, and a corporation may become the owner trustee under the Trust Agreement, only with the consent of the Tenant and the Collateral Trustee, which consent shall not be unreasonably withheld or delayed.

         (d) Indebtedness; Other Business. Neither the Issuer nor the Owner Beneficiary shall contract for, create, incur or assume any indebtedness, or enter into any business or other activity, other than pursuant to or under the Operative Documents.

         (e) No Violation. Neither the Collateral Trustee nor the Owner Beneficiary will

                                                         Participation Agreement


instruct the Issuer to take any action in violation of the terms of any Operative Document.

         (f) No Voluntary Bankruptcy. The Owner Beneficiary shall not (i) commence any case, proceedings or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial benefit of its creditors; and neither the Owner Beneficiary nor the Issuer shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph.

         (g) Change of Principal Place of Business. The Issuer and the Owner Beneficiary shall give prompt notice to the Tenant and the Collateral Trustee if the Trust Company's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Mortgaged Properties are kept, shall cease to be located at the location described in Exhibit F, paragraph 8 or if it shall change its name, identity or corporate structure.

         (h) Operative Agreements. Neither the Issuer nor the Owner Beneficiary shall consent to or permit, and the Owner Beneficiary shall not take any action for the purpose of permitting the Issuer to consent to or permit, any amendment, supplement or other modification of the terms and provisions of the Operative Documents, in each case without the prior written consent of the Tenant and the Collateral Trustee.

         Section 7.2 Guarantor's Operative Agreement Rights. Each of the parties hereto agrees that, unless and until any Lease Event of Default shall have occurred and be continuing, it will not enter into any amendments or modifications of any Operative Document without the prior written consent of the Guarantor.

         Section 7.3 Covenants of the Collateral Trustee The Collateral Trustee (in its individual capacity and in its trust capacity) hereby covenants and agrees with the other parties hereto that, so long as this Agreement is in effect:

         (a) Discharge of Lien. The Collateral Trustee (in its individual capacity and in its trust capacity) will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Liens on any Mortgaged Property or the Collateral attributable to it or any of its Affiliates (other than Liens arising under or pursuant to any Operative Document); provided, however, that the Collateral Trustee shall not be required to so discharge any such Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger or impairment of the Liens of the Operative Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, any Mortgaged Property or title thereto or any interest therein or the payment of rent under any Lease or the Trust Estate (as defined in the Trust Agreement).

         (b) Successor Collateral Trustee. A successor Collateral Trustee may be appointed, and a corporation may become the Collateral Trustee under the Indenture, only with the consent

                                                         Participation Agreement


of the Tenant and the Purchasers, which consent in the case of the Tenant shall be limited to approval of such successor Collateral Trustee's fees.

         Section 7.4 Collateral Trustee Project Loan Agreement Rights. Notwithstanding anything to the contrary contained in any Project Loan Document, the Collateral Trustee, the Guarantor, the Tenant, the Purchasers, the Issuer, the Trust Company and the Owner Beneficiary hereby agree that the Collateral Trustee, as agent on behalf of the Issuer in accordance with the Collateral Trust Indenture, shall have the right to make all decisions, receive all payments and take all actions on behalf of the Issuer under each Project Loan Document.

                                  ARTICLE VIII

                              TRANSFER OF INTEREST

         Section 8.1 Restrictions of Transfer. The Owner Beneficiary may not, directly or indirectly, assign, convey or otherwise transfer any of its right, title or interest in or to the Trust Estate or the Trust Agreement. Any transfer by the Owner Beneficiary as above provided, shall only be effected pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Trustee, the Trust Company, the Tenant, and their respective counsel.

         Section 8.2 Effect of Transfer. From and after any transfer effected in accordance with this Section 8, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer. Notwithstanding any transfer of all or a portion of the Owner Beneficiary's interest as provided in this Section 8, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer, including, without limitation, rights to indemnification under any such document.

                                   ARTICLE IX

                                 INDEMNIFICATION

         Section 9.1 General Indemnity. The Guarantor and the Tenant, jointly and severally, hereby assume liability for and agree to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any and all Claims, which may be imposed on, incurred by or asserted against an Indemnified Person (other than to the extent such Claims arise from the gross negligence, willful misconduct or willful breach of such Indemnified Person) in any way relating to or arising out of the execution, delivery, performance or enforcement of this Agreement, or any other Operative Document or on or with respect to any Mortgaged Property, including, without limitation, Claims in any way relating to or arising out of (a) the financing or refinancing, purchase, acceptance, rejection, ownership, design, leasing, subleasing, possession, use, operation, repair, modification, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of a Mortgaged Property or any part thereof; (b) any latent or other defects in any Property whether or not discoverable by any Indemnified Person or the Tenant; (c) the Operative Documents, or any transaction contemplated thereby; (d) any breach by the Guarantor or the Tenant of any of their representations or warranties under the Operative Documents or failure by the Guarantor or the Tenant to perform or observe any

                                                         Participation Agreement


covenant or agreement to be performed by them under any of the Operative Documents; and (e) personal injury, death or property damage, including Claims based on strict liability in tort; but excluding (i) Claims (except Claims against the Trust Company (including claims arising from Taxes or other impositions set forth in clause (iii) of the exclusions to the definition of "Impositions" set forth in Article VI)) to the extent such Claims arise solely out of events occurring after the expiration of the terms of all Leases and after the Tenant's discharge of all its obligations under the Operative Documents or (ii) any Taxes (disregarding with respect to the Trust Company the exclusions set forth in clauses (v), to the extent attributable to action taken or not taken by the Issuer at the direction of the Owner Beneficiary or the Collateral Trustee, and (ix) of the exclusions to the definition of Impositions set forth in Article VI) including any Claim (or any portion of a Claim) made upon an Indemnified Person by a third party that at its origin is based upon a Tax (other than amounts necessary to make any payments hereunder on an After Tax Basis, where the Tenant is otherwise specifically required to make such payments on an After Tax Basis). The Guarantor and the Tenant shall be entitled to control, and shall assume full responsibility for the defense of any Claim; provided, however, that any Indemnified Person named in such Claim, may each retain separate counsel at the expense of the Tenant and the Guarantor; provided, further, that such parties shall use reasonable efforts to share counsel to the extent practicable and minimize the fees of counsel being reimbursed hereunder. The Tenant, the Guarantor and each Indemnified Person agree to give each other prompt written notice of any Claim hereby indemnified against but the giving of any such notice by an Indemnified Person shall not be a condition to the Tenant's and Guarantor's obligation under this Section 9.1, except to the extent failure to give such notice prejudices the Tenant's or Guarantor's rights hereunder. After an Indemnified Person has been fully indemnified for a Claim pursuant to this Section 9.1, and so long as no default shall have occurred and be continuing under any Lease, the Tenant and the Guarantor shall be subrogated to any right of such Indemnified Person (except against another Indemnified Person) with respect to such Claim.

         Section 9.2 General Tax Indemnity. (a) Indemnification. The Tenant shall pay and assume liability for, and hereby agrees to indemnify, protect and defend each Mortgaged Property and all Tax Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis. Each Tax Indemnitee agrees to use good-faith efforts (but not including increasing liability for Taxes not indemnifiable hereunder) to minimize the amount of Taxes indemnifiable by the Tenant during any taxable year; provided that this sentence shall not be construed to limit or impair any right of the Issuer set forth in the Operative Documents. Each Tax Indemnitee further agrees to comply with recommendations made by the Tenant regarding techniques to minimize Taxes indemnifiable hereunder; provided that (i) the Tenant agrees to make payments to (or otherwise indemnify) such Tax Indemnitee against any cost or expense arising from instituting the Tenant's recommendations and (ii) such Tax Indemnitee determines in its sole discretion that such recommendations will not have an adverse impact on such Tax Indemnitee.

         (b) Refunds. Provided that no Default or Event of Default has occurred and is continuing, if any Tax Indemnitee obtains a refund or a reduction in a liability (but only if such reduction relates to a Tax not otherwise indemnifiable hereunder and has not been taken into account in determining the amount of a payment on an After Tax Basis) as a result of any Imposition paid or reimbursed by the Tenant (in whole or in part), such Tax Indemnitee shall promptly pay to the Tenant the lesser of (x) the amount of such refund or reduction in liability and (y) the amount previously so paid or advances by the Tenant, in each case net of reasonable

                                                         Participation Agreement


expenses not already paid or reimbursed by the Tenant.

         (c) Payments. (i) Subject to the terms of Section 9.2(g), the Tenant shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Tax Indemnitee, as appropriate, and the Tenant shall at its own expense, upon such Tax Indemnitee's reasonable request, furnish to such Tax Indemnitee copies of official receipts or other satisfactory proof evidencing such payment.

                  (ii) In the case of Impositions for which no contest is conducted pursuant to Section 9.2(g) and which the Tenant pays directly to the taxing authorities, the Tenant shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Tenant reimburses a Tax Indemnitee, the Tenant shall do so within twenty (20) days after receipt by the Tenant of demand by such Tax Indemnitee describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable), but in no event shall the Tenant be required to pay such reimbursement prior to thirty (30) days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to Section 9.2(g), the Tenant shall pay such Impositions or reimburse such Tax Indemnitee for such Impositions, to the extent not previously paid or reimbursed pursuant to Section 9.2(a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 9.2(g).

                  (iii) Impositions imposed with respect to a Mortgaged Property for a billing period during which a Lease expires or terminates with respect to such Mortgaged Property (unless the Tenant has exercised the purchase option set forth in the respective Lease with respect to such Mortgaged Property) shall be adjusted and prorated on a daily basis between the Tenant and the applicable Project Borrower, whether or not such Imposition is imposed before or after such expiration or termination and each party shall pay or reimburse the other for each party's pro rata share thereof.

                  (iv) At the Tenant's request, the amount of any indemnification payment by the Tenant pursuant to Section 9.2(a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Tenant and the Tax Indemnitee. The fees and expenses of such independent public accounting firm shall be paid by the Tenant unless such verification shall result in an adjustment in the Tenant's favor of 5 % or more of the payment as computed by the Tax Indemnitee, in which case such fee shall be paid by the Tax Indemnitee.

         (d) Reports and Returns. (i) The Tenant shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of each Mortgaged Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Tenant under or arising out of Section 9.2(a) and of which the Tenant has knowledge or should have knowledge, the Tenant, at its sole cost and expense, shall notify the relevant Tax Indemnitee of such requirement and (except if such Tax Indemnitee notifies the Tenant that such Person intends to file such report or return) (A) to the extent required or permitted by and consistent with applicable laws, make and file in its own name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Tax Indemnitee, advise such Tax Indemnitee of such fact and prepare such return,

                                                         Participation Agreement


statement or report for filing by such Tax Indemnitee or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Tenant under or arising out of Section 9.2(a), provide such Tax Indemnitee at the Tenant's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Tenant under or arising out of Section 9.2(a). Such Tax Indemnitee shall, upon the Tenant's request and at the Tenant's expense, provide any data maintained by such Tax Indemnitee (and not otherwise within the control of the Tenant) with respect to each Mortgaged Property which the Tenant may reasonably require to prepare any required tax returns or reports.

         (e) Income Inclusions. If as a result of the payment or reimbursement by the Tenant of any costs and expenses of the Issuer, the Owner Beneficiary or any of their respective Affiliates incurred in connection with the transactions contemplated by the Operative Documents, the Issuer, the Owner Beneficiary or any of their respective Affiliates shall suffer a net increase in any federal, state or local income tax liability, the Tenant shall indemnify the Issuer, the Owner Beneficiary or any of their respective Affiliates (without duplication of any indemnification required by Section 9.2(a)) on an After Tax Basis for the amount of such increase. The calculation of any such net increase shall take into account any current or future tax savings realized or reasonably expected to be realized by the Issuer, the Owner Beneficiary or any of their respective Affiliates, in respect thereof, as well as any interest, penalties and additions to tax payable by the Issuer, the Owner Beneficiary or any of their respective Affiliates.

         (f) Withholding Taxes. As between the Tenant and the Issuer, the Tenant shall be responsible for, and the Tenant shall indemnify and hold harmless the Issuer (without duplication of any indemnification required by Section 9.2(a)) on an After Tax Basis against, any obligation for United States withholding taxes imposed in respect of the interest payable on the Project Loan Notes to the extent, but only to the extent, the Issuer has actually paid funds to a taxing authority with respect to such withholding taxes (and, if the Issuer receives a demand for such payment from any taxing authority, the Tenant shall discharge such demand on behalf of the Issuer).

         (g) Contests of Tax. (i) If a written claim is made against any Tax Indemnitee or if any proceeding shall be commenced against such Tax Indemnitee (including a written notice of such proceeding), for any Imposition, such Tax Indemnitee shall promptly notify the Tenant in writing and shall not take action with respect to such claim or proceeding without the consent of the Tenant for thirty (30) days after the receipt of such notice by the Tenant; provided, however, that, in the case of any such claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Tax Indemnitee shall, in such notice to the Tenant, inform the Tenant, and no action shall be taken with respect to such claim or proceeding without the consent of the Tenant before the termination of such shorter period; provided, further, that the failure of such Tax Indemnitee to give the notices referred to this sentence shall not diminish the Tenant's obligation hereunder except to the extent such failure precludes the Tenant from contesting all or part of such claim.

                  (ii) If, within thirty (30) days of receipt of such notice from the Tax Indemnitee (or such shorter period as the Tax Indemnitee is required by law or regulation for the Tax Indemnitee to commence such contest), the Tenant shall request in writing that such Tax

                                                         Participation Agreement


Indemnitee contest such Imposition, the Tax Indemnitee shall, at the expense of the Tenant, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such Tax (provided, however, that (A) if such contest can be pursued independently from any other proceeding involving a tax liability of such Tax Indemnitee, the Tax Indemnitee, at the Tenant's request, shall allow the Tenant to conduct and control such contest and (B) in the case of any contest, the Tax Indemnitee may request the Tenant to conduct and control such contest) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Tenant from time to time.

                  (iii) The party controlling any contest shall consult in good faith with the noncontrolling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided that all decisions ultimately shall be made in the sole discretion of the controlling party. The parties agree that an Tax Indemnitee may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Tax Indemnitee shall waive its rights to any indemnity from the Tenant that otherwise would be payable in respect of such claim (and any future claim by any taxing authority with respect to other taxable periods that are based, in whole or in part, upon the resolution of such claim) and shall pay to the Tenant any amount previously paid or advanced by the Tenant pursuant to this
Section 9.2 by way of indemnification or advance for the payment of an Imposition.

                  (iv) Notwithstanding the foregoing provisions of this Section 9.2, an Tax Indemnitee shall not be required to take any action and the Tenant shall not be permitted to contest any Tax in its own name or that of the Tax Indemnitee unless (A) the Tenant shall have agreed to pay and shall pay to such Tax Indemnitee on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Tax Indemnitee actually incurs in connection with contesting such Tax, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements, (B) in the case of a claim that must be pursued in the name of an Tax Indemnitee (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in an audit involving such Tax Indemnitee) for which the Tenant may be liable to pay an indemnity under this Section 9.2 exceeds $1,000,000, (C) the Tax Indemnitee shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of any Mortgaged Property, or any part thereof or interest therein, will not interfere with the payment of rent under any Lease, and will not result in risk of criminal liability, (D) if such contest shall involve the payment of the Imposition prior to the contest, the Tenant shall provide to the Tax Indemnitee an interest-free advance in an amount equal to the Imposition that the Tax Indemnitee is required to pay (with no additional net after-tax cost to such Tax Indemnitee), (E) in the case of a claim that must be pursued in the name of an Tax Indemnitee (or an Affiliate thereof), the Tenant shall have provided to such Tax Indemnitee an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to the Tenant stating that a reasonable basis exists to contest such claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that there is substantial authority for the

                                                         Participation Agreement


position asserted in such appeal) and (F) no Event of Default shall have occurred and be continuing. In no event shall an Tax Indemnitee be required to appeal an adverse judicial determination to the United State Supreme Court. In addition, an Tax Indemnitee shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 9.2, unless there shall have been a change in law (or interpretation thereof) and the Tax Indemnitee shall have received, at the Tenant's expense, an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably acceptable to the Tenant stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Tax Indemnitee will prevail in such contest.

                                   ARTICLE X

                                  MISCELLANEOUS

         Section 10.1 Amendments, Etc. No amendment or waiver of any provision of this Participation Agreement, and no consent to any departure by any party herefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 10.2 Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier) and telecopied, if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or sent by courier, charges prepaid, for delivery at the following address (or at such other address as shall be designated by such party in a written notice to the other Persons listed below):

                  (a)      if to the Issuer, to

                           Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, Delaware  19890-0001
                           Attention:  Corporate Trust Administration
                           Facsimile:  (302) 651-8882

                  (b)      if to Guarantor or Tenant, to:

                           Borders Group, Inc.
                           100 Phoenix Drive
                           Ann Arbor, MI  48108
                           Attention:  Vice President and General Counsel
                           Facsimile:  (734) 477-1285

                           With a copy to:

                                                         Participation Agreement


                           Dickinson Wright PLLC
                           525 North Woodward Avenue
                           Suite 2000
                           Bloomfield Hills, MI  48304
                           Attention:  Judith E. Gowing

                  (c)      if to Owner Beneficiary, to:

                           Jess Project Funding Corp.
                           c/o Lord Securities Corporation
                           Two Wall Street
                           New York City, NY  10005
                           Attention:  Rick L. Taiano, Vice President
                           Facsimile:  (212) 346-9012

                  (d)      if to the Collateral Trustee, to:

                           First Security Bank, N.A.
                           79 South Main Street, 3rd Floor
                           Salt Lake City, UT  84111
                           Attention:  Corporate Trust Services
                           Facsimile:  (801) 246-5053

                  (e)      if to a Purchaser, to its address specified in
                           Schedule I hereto

Unless otherwise stated herein, all such notices and communications shall be effective (i) if sent by courier, when delivered by hand on the day of delivery or (ii) if telecopied, when received (provided such receipt is (x) verified by a telephone call to the recipient or (y) confirmed by a transmission report evidencing successful transmission). Copies of all notices and other communications sent pursuant to the Indenture and the Trust Agreement shall be sent to the Guarantor and Tenant.

         Section 10.3 No Waiver; Remedies. No remedy conferred herein is intended to be exclusive of any other remedy, but every such remedy shall be cumulative and shall be in addition to every other remedy herein conferred or now or hereafter existing in law or in equity. No failure to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

         Section 10.4 Binding Effect; Term; Assignability. This Participation Agreement shall be binding upon the parties hereto and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 10.5 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New

                                                         Participation Agreement


York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

         Section 10.6 Execution in Counterparts. This Participation Agreement may be executed in two or more counterparts and by each party hereto in a separate counterpart, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         Section 10.7 Third Party Beneficiaries. Nothing expressed or implied herein is intended or shall be construed to confer upon or to give to any Person, other than the parties hereto, any right, remedy or claim under or by reason of this Participation Agreement, and any terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

         Section 10.8 Survival of Covenants and Representations. All covenants, representations and warranties made by any party to any other party herein or in any Note delivered pursuant hereto, whether or not in connection with the Closing Date, shall be considered to have been relied upon by such other party and shall survive the issuance of the Notes and the delivery of this Participation Agreement and shall survive until all of the Project Loans have been paid in full.

         Section 10.9 Severability. Should any part of this Participation Agreement for any reason by declared invalid, such decision shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Participation Agreement had been executed with the invalid portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Participation Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid.

         Section 10.10 Confidential Information. For the purposes of this
Section 10.10, "Confidential Information" means information delivered to the Collateral Trustee or any Purchaser by or on behalf of the Guarantor or the Tenant in connection with the transactions contemplated by or otherwise pursuant to this Participation Agreement that is confidential or proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by the Collateral Trustee or any Purchaser as being confidential information of the Guarantor or the Tenant, provided that such term does not include information that (a) was publicly known or otherwise known to the Collateral Trustee or any Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by the Collateral Trustee or any Purchaser or any Person acting on behalf of the Collateral Trustee or any Purchaser, (c) otherwise becomes known to the Collateral Trustee or any Purchaser other than through disclosure by the Guarantor or the Tenant or
(d) constitutes financial statements delivered to the Collateral Trustee or any Purchaser under Section 4.1 that are otherwise publicly available.

         The Collateral Trustee and each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by the Collateral Trustee and each Purchaser in good faith to protect confidential information of third parties delivered to the

                                                         Participation Agreement


Collateral Trustee or such Purchaser, provided that the Collateral Trustee and each Purchaser may deliver or disclose Confidential Information to: (i) directors, trustees, officers, employees, attorneys and affiliates of the Collateral Trustee or any Purchaser (to the extent such disclosure reasonably relates to the administration of the investment represented by the Notes); (ii) financial advisors and other professional advisors of the Collateral Trustee or any Purchaser who agree to hold confidential the Confidential Information in accordance with the terms of this Section 10.10; (iii) any other Holder; (iv) with prior written notice to the Guarantor, any Institutional Holder to which any Purchaser sells or offers to sell a Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 10.10); (v) with prior written notice to the Guarantor, any Person from which any Purchaser offers to purchase any security of the Guarantor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 10.10); (vi) any federal or state regulatory authority having jurisdiction over the Collateral Trustee or any Purchaser but only to the extent such information is expressly required to be disclosed by such regulatory authority (with written notice of such disclosure given to the Guarantor promptly following such disclosure); (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about the investment portfolio of any Purchaser (with written notice of such disclosure given to the Guarantor promptly following such disclosure); or (viii) with prior written notice to the Guarantor, any other Person to which such delivery or disclosure may be necessary, but only (w) to effect compliance with any law, rule, regulation or order applicable to the Collateral Trustee or any Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which the Collateral Trustee or any Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent the Collateral Trustee or any Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Notes and this Participation Agreement.

         Each Holder, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 10.10 as though it were a party to this Agreement. On reasonable request by the Guarantor or the Tenant in connection with the delivery to any Holder of information required to be delivered to such Holder under this Agreement or requested by such Holder (other than a Holder that is a party to this Agreement or its nominee), such Holder will enter into an agreement with the Guarantor and the Tenant embodying the provisions of this Section 10.10.

         Section 10.11 Issuer Recourse. The parties hereto agree that all of the statements, representations, warranties, covenants and agreements made by the Issuer contained in this Participation Agreement are made and intended only for the purpose of binding the Trust Estate (as defined in the Trust Agreement) and establishing the existence of rights and remedies which can be exercised and enforced against the Trust Estate. Therefore, anything contained in this Agreement to the contrary notwithstanding, no recourse shall be had with respect to this Participation Agreement against the Trust Company or against any institution or person which becomes a successor trustee or co-trustee under the Trust Agreement or any officer, director, trustee, servant or direct or indirect parent or controlling person or persons of any of them; provided, however, that this Section 10.11 shall not be construed to prohibit any action or

                                                         Participation Agreement


proceeding against any party hereto for its own willful misconduct or grossly negligent conduct; and provided, further, that nothing contained in this Section
10.11 shall be construed to limit the exercise and enforcement in accordance with the terms of this Participation Agreement of rights and remedies against the Trust Estate. The foregoing provisions of this Section 10.11 shall survive the termination of this Participation Agreement.

         Section 10.12 Owner Beneficiary Exculpation. Notwithstanding any other provision herein, no recourse under any obligation, covenant, agreement or instrument of the Owner Beneficiary contained in any Operative Document or with respect hereto shall be had against any incorporator, member, manager, employee, agent or partner of the Owner Beneficiary or its stockholders or their affiliates (each a "Related Person") whether arising by breach of contract, otherwise at law or in equity (including any claim or tort, whether express or implied); it being expressly understood that the agreements and other obligations of the Owner Beneficiary herein and with respect hereto are solely its corporate obligations. Any and all personal liability of any Related Person for breaches of any such obligation, covenant, agreement or instrument as aforesaid are hereby expressly waived as a condition of and in consideration of the Owner Beneficiary's execution of this Participation Agreement. Notwithstanding any other provision herein, the provisions of this Section 10.12 shall survive the termination of this Participation Agreement.

                                                         Participation Agreement


         IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                      WILMINGTON TRUST COMPANY, not in its
                                       individual capacity except as expressly
                                       stated herein, but solely as Issuer



                                      By  /s/  Norma P. Closs
                                          -----------------------------------
                                          Name:  Norma P. Closs
                                          Title: Vice President

                                                         Participation Agreement


                                      JESS PROJECT FUNDING CORP., as Owner
                                        Beneficiary


                                      By:  /s/  Richard L. Taiano
                                           ----------------------------------
                                           Name:  Richard L. Taiano
                                           Title: Vice President

                                                         Participation Agreement


                                     FIRST SECURITY BANK, N.A.
                                     as Collateral Trustee



                                     By   /s/  Val T. Orton
                                          -----------------------------------
                                          Name:  Val T. Orton
                                          Title: Vice President

                                                         Participation Agreement


                                     BORDERS GROUP, INC.



                                     By  /s/  Kenneth E. Scheve
                                         ------------------------------------
                                         Name:  Kenneth E. Scheve
                                         Title: Senior Vice President

                                                         Participation Agreement


                                     BORDERS, INC.



                                     By  /s/  Edward W. Wilhelm
                                         ------------------------------------
                                         Name:  Edward W. Wilhelm
                                         Title: Vice President

                                                         Participation Agreement






                                     By

                                                         Participation Agreement



                                                                                                     FRACTIONAL
                                                                                                     UNDIVIDED
NAME AND ADDRESS OF PURCHASER                                                                        INTEREST



                                                         Participation Agreement


                         DESCRIPTION OF CLOSING OPINION
                            OF COUNSEL FOR PURCHASERS

         The closing opinion of McDermott, Will & Emery, special counsel to the Purchasers, called for by SECTION 2.10(e) of the Participation Agreement, shall be dated the Closing Date and addressed to each Purchaser, shall be satisfactory in form and substance to each Purchaser and shall cover such matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the parties involved in the transaction.


                                    EXHIBIT A
                          (to Participation Agreement)

                                                         Participation Agreement


                         DESCRIPTION OF CLOSING OPINIONS
                              OF COUNSEL FOR ISSUER

         The closing opinions of Morris, James, Hitchens & Williams, special counsel to the Issuer, called for by SECTION 2.13(a) of the Participation Agreement, shall be dated the Closing Date and addressed to each Purchaser, shall be satisfactory in form and substance to each Purchaser and shall be to the effect that:

                    1. The Trust Company is a Delaware banking corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into and perform its obligations under the Indenture and act as the Owner Trustee and to enter into and perform its obligations, as Trust Company or Owner Trustee, as the case may be, under each of the other Operative Agreements to which the Trust Company or the Owner Trustee, as the case may be, is a party.

                    2. The execution, delivery and performance of each Operative Agreement to which it is a party, either in its individual capacity or as the Owner Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require, to our knowledge, any approval or consent of any trustee or holder of any of its indebtedness or obligations, (ii) does or will contravene any current State of Delaware or United States federal law, governmental rule or regulations relating to its banking or trust powers, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its charter or by-laws, or, to our knowledge, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or (iv) does or will require any approval, consent, filing (other than the filing of the financing statements in the Office of the Secretary of State of the State of Delaware as described in paragraph 7 below), registration or qualification with any governmental body of the State of Delaware or any of the federal governmental body of the United States of America governing the banking or trust powers of the Trust Company.

                    3. The Indenture and each other Operative Agreement to which Trust Company is a party have been duly executed and delivered by Trust Company, and the Indenture and each such other Operative Agreement to the extent entered into by the Trust Company constitutes a legal, valid and binding obligation enforceable against the Trust Company in accordance with the terms thereof.

                    4. Each Operative Agreement to which the Owner Trustee is a party have been duly executed and delivered by the Owner Trustee and constitutes a legal, valid and


                                    EXHIBIT B
                          (to Participation Agreement)

                                                         Participation Agreement


         binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with the terms thereof.

                    5. To our knowledge, no limitation, investigation or proceeding of or before any arbitrator or any governmental body, federal, state or local, is pending or threatened by or against the Trust Company or the Owner Trustee (a) with respect to any of the Operative Agreements or any of the transactions contemplated thereby, or (b) which could reasonably be expected to have a material adverse effect on the assets, liabilities, operations, business or financial condition of the Trust Company or the Owner Trustee.

                    6. To our knowledge, neither the Owner Trustee nor any person authorized by the Owner Trustee to act on its behalf has offered or sold any interest in the Trust Estate or the Notes, or created any similar security or interest relating to any Property, or solicited any offer to acquire any of the same from, any Person except as permitted by the Operative Agreements.

                    7. Insofar as Article 9 of the Uniform Commercial Code as in effect in the State of Delaware (the "UCC") is applicable (without regard to conflicts of laws principles), and assuming that the security interests of the Collateral Trustee in the Collateral have been duly created and have attached (and are of the type that may be perfected by the filing of a UCC financing statement), no action is required to perfect such security interests in the State of Delaware, except for the filing of a UCC financing statement in the Office of the Secretary of State of the State of Delaware.

         The opinion of Morris, James, Hitchens & Williams shall cover such other matters of Delaware law relating to the collateral assignment of the Project Loans and the issuance of the Notes and the transactions contemplated thereby as each Purchaser may reasonably request. With respect to matters of fact on which such opinions are based, such counsel shall be entitled to rely on appropriate Certificates of public officials and other officers of the parties involved in the transaction and the representations contained in the Participation Agreement.

                                                         Participation Agreement


                         DESCRIPTION OF CLOSING OPINIONS
                        OF COUNSEL FOR COLLATERAL TRUSTEE

         The closing opinion of Ray, Quinney & Nebeker, counsel to the Collateral Trustee called for by SECTION 2.13(b) of the Participation Agreement, shall be dated the Closing Date and addressed to each Purchaser and shall be satisfactory in form and substance to each Purchaser and shall be to the effect that:

                    1. The Collateral Trustee is a national banking association validly existing under the laws of the United States and is duly qualified to act as Collateral Trustee.

                    2. The Collateral Trustee has the requisite power and authority to execute, deliver and perform its respective obligations under the Participation Agreement and the Indenture and the other Operative Documents to which it is a party ( the "Collateral Trustee Documents") and has taken all necessary action to authorize the execution, delivery and performance by it of each of the Collateral Trustee Documents.

                    3. Each of the Collateral Trustee Documents has been duly authorized, executed and delivered by the Collateral Trustee and constitutes the legal, valid and binding obligation or contract of the Collateral Trustee enforceable against the Collateral Trustee in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    4. The Notes delivered on the date hereof have been duly authenticated by the Collateral Trustee in accordance with the terms of the Indenture.

                    5. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality by the Collateral Trustee or any affiliate thereof is necessary to the valid execution, delivery or performance of the Collateral Trustee Documents.

         The opinion of Ray, Quinney & Nebeker shall cover such other matters relating to the transactions contemplated by the Operative Documents as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the parties involved in the transaction.


                                    EXHIBIT C
                          (to Participation Agreement)

                                                         Participation Agreement


                         DESCRIPTION OF CLOSING OPINION
                            OF COUNSEL FOR GUARANTOR
                                   AND TENANT

         The closing opinion of Dickinson Wright PLLC, special counsel to the Guarantor and the Tenants, called for by SECTION 2.13(c) of the Participation Agreement, shall be dated on the Closing Date and shall be satisfactory in form and substance to each Purchaser and shall be to the effect that:

                    1. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of Michigan and has the corporate power and authority to enter into and perform its obligations under the Participation Agreement and each other Operative Document to which the Guarantor is a party (the "Guarantor Documents").

                    2. Each of the Guarantor Documents has been duly authorized, executed and delivered by the Guarantor and constitutes the legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    3. The execution, delivery and compliance by the Guarantor with all of the provisions of the Guarantor Documents will not conflict with or result in any breach of any of the provisions or constitute a default under or result in the creation or imposition of any lien or encumbrance upon any of the property of the Guarantor pursuant to the provisions of the charter or the by-laws of the Guarantor or any material agreement or other instrument to which the Guarantor is a party or by which the Guarantor may be bound or any existing law or governmental regulation relating to or having jurisdiction over the Guarantor or its activities.

                    4. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, federal or state, is necessary in connection with the execution, delivery and performance by the Guarantor of the Guarantor Documents.

                    5. The Tenant is a corporation duly organized, validly existing and in good standing under the laws of Colorado and has the corporate power and authority to enter into and perform the Participation Agreement and each other Operative Document to which the Tenant is a party (the "Tenant Documents").

                    6. The Tenant is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which any Mortgaged Property is located.


                                    EXHIBIT D
                          (to Participation Agreement)

                                                         Participation Agreement


                    7. Each of the Tenant Documents has been duly authorized, executed and delivered by the Tenant and constitutes the legal, valid and binding obligations of the Tenant, enforceable against the Tenant in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    8. The execution, delivery and compliance by the Tenant with all of the provisions of the Tenant Documents will not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any lien or encumbrance upon any of the property of the Tenant pursuant to the provisions of the charter or the by-laws of the Tenant or any material agreement or other instrument to which the Tenant is a party or by which the Tenant may be bound or any existing law or governmental regulation relating to or having jurisdiction over the Tenant or its activities.

                    9. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, federal or state, is necessary in connection with the execution, delivery and performance by the Tenant of the Tenant Documents.

                   10. The issuance and sale of the Project Loan Notes under the circumstances contemplated by the Project Loan Agreements do not, under existing law, require the registration of the Project Loan Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

                   11. To the best of our knowledge after due inquiry, there is no action, proceeding or governmental investigation pending or threatened that (i) questions the validity of or challenges any of the Tenant Documents or any of the transactions contemplated thereby, (ii) would have an adverse effect on the benefits intended to be realized by the Issuer, the Collateral Trustee or the Purchasers under any of the Tenant Documents, or (iii) could reasonably be expected to have, either in any case or in the aggregate, a materially adverse effect on the business, properties, assets, operations or financial condition of Guarantor or the Tenant.

                   12. The issuance and delivery of the Notes under the circumstances contemplated by the Participation Agreement and the Indenture do not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

                   13. [NON-CONSOLIDATION OPINION CONCERNING PROJECT BORROWERS].

         The opinion of Dickinson Wright PLLC shall cover such other matters relating to the transactions contemplated by the Operative Documents as each Purchaser may reasonably

                                                         Participation Agreement


request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate Certificates of public officials and other officers of the parties involved in the transaction.

                                                         Participation Agreement


                         DESCRIPTION OF CLOSING OPINION
                 OF EACH LOCAL COUNSEL FOR THE PROJECT BORROWERS

          The closing opinion of various local counsel to the Project Borrowers, called for by SECTION 2.13(d) of the Participation Agreement, shall be dated the Closing Date and shall be satisfactory in form and substance to each Purchaser and shall be to the effect that:

                  1. Each Lease Document to which the Tenant is a party constitutes the legal, valid and binding contract of the Tenant, enforceable against the Tenant in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                2. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality in the State of _________ is necessary for the valid execution, delivery or performance of any Lease Document or any other Project Loan Document by the Tenant.

                3. Each Lease Document to which each Project Borrower is a party has been duly authorized, executed and delivered by such Project Borrower and constitutes the legal, valid and binding contract of such Project Borrower, enforceable against such Project Borrower in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                4. Each Project Loan Document to which each Project Borrower is a party has been duly authorized, executed and delivered by such Project Borrower and constitutes the legal, valid and binding contract of such Project Borrower, enforceable against such Project Borrower in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                  5. The execution, delivery and compliance by each Project Borrower with all of the provisions of each Lease Document to which it is a party and each Project Loan Document to which it is a party will not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any lien or encumbrance upon any of the property of the Project Borrower pursuant to the provisions of the certificate of trust or trust agreement, charter instrument or any agreement or other instrument known to such counsel to which any Project Borrower is a party or by which any Project Borrower may be bound.


                                    EXHIBIT E
                          (to Participation Agreement)

                                                         Participation Agreement


                  6. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality in the State of is necessary for the valid execution, delivery or performance of any Lease Document or any other Project Loan Document by the Project Borrower.

                  7. The transactions contemplated by, and the payments to be made and received pursuant to any Mortgage Note or any Project Loan Document do not violate, or are exempt from, any applicable federal or state usury laws.

                  8. There are no actions, suits or proceedings pending or, to the knowledge of such counsel after due inquiry, threatened against or affecting any Project Borrower in any court or before any governmental authority or arbitration board or tribunal which could reasonably be expected to materially and adversely affect the execution, delivery or performance by any such Project Borrower of its obligations under any Lease Document to which it is a party or any Project Loan Document to which it is a party or the enforceability of any such Project Borrower's obligations thereunder.

                9. The execution, delivery and performance by each Project Borrower of each Lease Document to which it is a party and each Project Loan Document to which it is a party do not (i) violate (A) the certificate of trust or trust agreement pursuant to which such Project Borrower is organized, (B) any provision of any law, rule or regulation in the State of __________, or (C) to the knowledge of such counsel, any order, writ, judgment, injunction, decree, determination or award applicable to such Project Borrower, (ii) result in a breach or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument (including, without limitation, the Lease) to which it is a party or by which it or its properties are bound, where such breach or default would have a material adverse effect on the financial condition, properties or operations of such Project Borrower, or (iii) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance (other than as contemplated by the Project Loan Documents). To the knowledge of such counsel, no Project Borrower is in violation of or in default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any indenture, agreement, lease or instrument described in this opinion where such violation or default would have a material adverse effect on the financial condition, properties or operations of any such Project Borrower.

                  10. The Memorandum of Lease, Mortgage, Assignment of Lease and Rents and the Assignment of Mortgage are each in form satisfactory for recording in the appropriate public office for the recording of instruments affecting title to real property in each county in which any portion of the Mortgaged Property is located, and upon such recordation shall constitute a valid first lien upon the real property interest described therein, in each case in favor of the Indenture Trustee. No other recordation or filing is required to create or preserve the validity of such lien.

                                                         Participation Agreement


                  11. The Mortgage creates a security interest in the portions of the Mortgaged Property constituting fixtures, if any, and no financing or other statements are required to be filed to perfect such security interest under the Uniform Commercial Code of the state in which the Mortgaged Property is located. Upon the recordation or filing of the financing statement in the office of the Secretary of State of the State of ________ and the offices of the county in which the Mortgaged Property is located, the Collateral Trustee shall have a perfected security interest upon the Collateral (as defined in the Mortgage) pursuant to the uniform commercial code of such state. To continue the effectiveness of such financing statement as to such Collateral, continuation statements must be filed in the office in which such financing statement has been filed within six months prior to the expiration of each fifth anniversary of the date of filing of such financing statement. Any such continuation statement must be signed by the secured party, who should identify the original statement by file number and state that the original statement is still effective. No other recordation or filing is required to preserve such interest in or lien upon the Collateral. Other than the filing fee required to be paid at the time of recording the financing statement, no other fees, taxes or other charges due in the state in which Mortgaged Property is located in connection with the execution, delivery, filing and recording of the financing statement.

                  12. No fees, taxes or other charges, or intangible documentary stamp, mortgage, transfer or recording taxes or similar charges, are payable to the government of the state in which the Mortgaged Property is located or to any jurisdiction therein on account of the execution, delivery or ownership of any Lease Document or any other Project Loan Document, the creation of the indebtedness evidenced or secured thereby, the creation of the liens and security interests thereunder, or the filing, recording or registration of the Mortgage or any financing statement except for nominal filing or recording fees.

                  13. Neither the Collateral Trustee nor the Purchasers are required to pay any tax or to be qualified to do business, or to file any designation for service of process or to file any reports in the state in which the Mortgaged Property is located or to comply with any statutory or regulatory rule or requirement applicable only to financial institutions chartered or qualified to do business in the state in which the Mortgaged Property is located solely by reason of its execution and delivery or acceptance of the Mortgage or the other Project Loan Documents or by reason of its participation in any of the transactions under or contemplated by the Project Loan Documents, including, without limitation, the Project Loan Note and the purchase or holding of the Project Loan Note as contemplated thereby, and the making and receipt of any payments pursuant thereto; and the validity and enforceability of, and the exercise of any right or remedy under of with respect to, the Mortgage and the other Project Loan Documents will not be precluded by any failure to so qualify or file.

                  14. The Project Borrower has qualified to do business in the State of ___________.

                                                         Participation Agreement


                  15. The Mortgage and financing statement conform to all requirements of the laws of the state in which the Property is located and the Mortgage contains remedial, waiver and other provisions which will allow the Collateral Trustee to realize the practical benefits intended to be conferred thereby. The Project Loan Documents grant to the Collateral Trustee the rights to (a) foreclose Project Borrower's interests in the Mortgaged Property, (b) execute upon Project Borrower's interests in the Collateral, (c) apply to a state court of the state in which the Mortgaged Property is located for the appointment of a receiver, (d) cite Project Borrower's failure to pay taxes as evidence of waste and (e) collect the rents from the Mortgaged Property, each of which is a remedy commonly sought by creditors whose loans are secured by real and personal property in the state in which the Mortgaged Property is located. Enforcement of the remedies provided in the Mortgage with respect to the Project Borrower or its property will not, except as expressly limited by the terms of the Mortgage, deprive any secured party of its right to seek a deficiency judgment nor will it limit the right of the Collateral Trustee to foreclose on other security or collateral securing the Project Loan Note.

                  16. In connection with the remedies provided in the Mortgage:

                  (a) The exercise at any time and in any order of any remedies available against the property covered by the uniform commercial code as adopted by the state in which the Mortgaged Property is located or any other Mortgaged Property will not be affected by, nor will the exercise at any time of such remedies affect the remedies relating to the Land and Improvements (as such terms are defined in the Mortgage), unless the Project Loan Note and Mortgage have been paid and performed in full.

                  (b) The exercise of any remedies with respect to any security or collateral located outside of the state in which the Mortgaged Property is located securing the obligations under any Project Loan Documents will not affect or limit the Collateral Trustee's ability to foreclose against, or exercise any other remedies with respect to, the Mortgaged Property, except to the extent that the fair value of such security or collateral so sold or disposed of has been appropriately applied to the payment of the Project Loan Note or unless such Project Loan Note has been paid and performed in full.

                  (c) There is no "one form of action" or similar law in the state in which the Mortgaged Property is located which would limit the Collateral Trustee or any other secured party to choosing only one remedy to enforce its or their rights under any Project Loan Documents or any other Project Loan Documents.

                                                         Participation Agreement


                    REPRESENTATIONS AND WARRANTIES OF ISSUER

         Capitalized terms used herein shall have the respective meanings as set forth in the Participation Agreement.

         Each of the Trust Company and the Issuer represents and warrants (as to itself only) as follows (provided that the representations in the following paragraphs 6 through 17 are made solely by the Issuer):

                  1. It is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the power and authority to enter into and perform its obligations under the Operative Agreements to which the Trust Company is a party (the "Issuer Documents").

                  2. The execution, delivery and performance by the Issuer of each of the Issuer Documents have been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof does or will (i) require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) contravene any current law, governmental rule or regulation of the State of Delaware or any United States federal law, rule or regulation, in each case relating to it, (iii) contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its organizational documents, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or (iv) require any authority, approval or other action by any Governmental Authority or agency of the State of Delaware or any federal authority governing the banking or trust powers of the Issuer.

                  3. Each of the Issuer Documents has been, or will be, duly executed and delivered by the Trust Company or the Issuer, as the case may be, and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Trust Company (to the extent expressly provided therein) or the Issuer, as the case may be, in accordance with its respective terms.

                  4. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority of the State of Delaware or of the United States government governing the banking or trust powers of the Issuer is pending or, to the knowledge of the Issuer, threatened by or against the Issuer (a) with respect to any of the Issuer Documents or any of the transactions contemplated thereby, or (b) which could have a material adverse effect on the business or financial condition of the Issuer or the validity or enforceability of any of the Issuer Documents.


                                    EXHIBIT F
                          (to Participation Agreement)

                                                         Participation Agreement


                  5. It has not assigned or transferred, or granted any lien in respect of, any of its rights, title or interest in or under any Project Loan, except in accordance with the Issuer Documents.

                  6. The Issuer is not in default under or with respect to any of its contractual obligations in any respect which could have a material adverse effect on the business or financial condition of the Issuer or the validity or enforceability of any of the Issuer Documents. No Default or Event of Default has occurred and is continuing.

                  7. The proceeds of the Loans shall be applied by the Issuer solely to make Project Loans to the Project Borrowers.

                  8. The Issuer's principal place of business, chief executive office and office where the documents, accounts and records relating to the transaction contemplated by this Agreement and each other Operative Agreement are located is in Wilmington, Delaware and the Issuer's mailing address is: c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

                  9. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. If requested by any Purchaser, the Issuer will furnish to such Purchaser a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

                  10. The Issuer is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act.

                  11. The originally executed copy of each Project Loan Note and an originally executed copy of each other Project Loan Document has been delivered to the Collateral Trustee on or prior to the Closing Date.

                  12. As of the Closing Date, no Project Loan Note or any related Project Loan Document has been assigned or pledge to a third party other than the Collateral Trustee. The Issuer has good and marketable title to each Project Loan Note and related Project Loan Documents purported to be collaterally assigned by the Issuer, and the Issuer is the sole owner thereof and has full right and power to hold and to create a Lien on such Project Loan Note and related Project Loan Documents in favor of the Trustee.

                  13. The Issuer has collaterally assigned to the Collateral Trustee the Project Loan Documents and the Collateral Trustee has a first perfected Lien on all such Project Loan Documents.

                                                         Participation Agreement


                  14. The Issuer represents and warrants that the Issuer has not, directly or indirectly, nor has any agent on its behalf, offered or will offer any Note or any similar security to or has solicited or will solicit an offer to acquire any Note or any similar security from any person in such manner as to bring the issuance and sale of the Notes within the provisions of Section 5 of the Securities Act of 1933, as amended.

                  15. The consummation of the transactions provided for in the Issuer Documents and compliance by the Issuer with the provisions thereof and the collateral assignment of the Project Loans thereunder will not involve any prohibited transaction within the meaning of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended.

                  16. The Issuer has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, any Project Loan Note, or any Project Loan Document.

                  17. The Issuer has not nor has anyone acting on its behalf offered, transferred, pledged, sold or otherwise disposed of any Note, any interest in any Note or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Note, any interest in the Notes or any other similar security, or otherwise approached or negotiated with respect to the Notes, any interest in the Notes or any other similar security with, any person in any manner which would, or made any general solicitation by means of general advertising or in any other manner or taken any other action which would, constitute a distribution of the Notes under the Securities Act of 1933, as amended, or which would render the disposition of the Notes a violation of Section 5 of the Securities Act of 1933, as amended, or require registration pursuant thereto.

                                                         Participation Agreement


              REPRESENTATIONS AND WARRANTIES OF COLLATERAL TRUSTEE

         Capitalized terms used herein shall have the respective meanings as set forth in the Participation Agreement.

         The Collateral Trustee hereby represents and warrants that:

                    1. The Collateral Trustee is a national banking association duly organized, validly existing, and in good standing under the laws of the United States of America.

                    2. The Collateral Trustee has full power, authority and legal right under the laws of the United States pertaining to its banking and trust powers to execute, deliver, and perform each of the Operative Documents to which it is a party (the "Trustee Documents") and to authenticate and deliver the Notes and has taken all necessary action to authorize the execution, delivery, and performance by it of each of the Trustee Documents and to authenticate and deliver the Notes.

                    3. The execution, delivery and performance by the Collateral Trustee of each of the Trustee Documents will not contravene any law, rule or regulation of the States of New York or Utah or any United States governmental authority or agency regulating the Collateral Trustee's banking or trust powers or any judgment or order applicable to or binding on the Collateral Trustee and will not contravene or result in any breach of, or constitute a default under, the Collateral Trustee's articles of association or by-laws or the provision of any indenture, mortgage, contract or other agreement to which it is a party or by which it or any of its properties is bound.

                    4. The execution, delivery and performance by the Collateral Trustee of each of the Trustee Documents and the authentication of the Notes will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any United States or State of Utah governmental authority or agency regulating the banking and trust activities of the Collateral Trustee.

                    5. Each of the Trustee Documents have been duly executed and delivered by the Collateral Trustee and constitutes the legal, valid, and binding agreements of the Collateral Trustee, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    6. The Collateral Trustee is not or will not, as a result of the performance of its duties under the Indenture, be required to be registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


                                    EXHIBIT G
                          (to Participation Agreement)

                                                         Participation Agreement


                         REPRESENTATIONS AND WARRANTIES
                                  OF GUARANTOR

         1. The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdictions of incorporation. The Guarantor has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct.

         2. The Guarantor has full power to enter into, execute, deliver and carry out the Operating Documents to which it is a party (the "Guarantor Documents") and to perform obligations under each of the Guarantor Documents and all such actions have been duly authorized by all necessary proceedings on its part.

         3. The Guarantor has duly and validly executed and delivered each of the Guarantor Documents. Each such Guarantor Document constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except to the extent that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

         4. Neither the execution and delivery of the Guarantor Documents nor the consummation of the transactions therein contemplated nor the compliance with the terms and provisions thereof will (i) violate any provision of any existing law, statute, rule or regulation applicable to the Guarantor or (ii) conflict with, constitute a default under or result in any breach of (a) the terms and conditions of the certificate of incorporation, by-laws or other organizational documents of the Guarantor or (b) any agreement or instrument or order, writ, judgment, injunction or decree to which the Guarantor is a party or by which the Guarantor or any of its properties may be subject or bound, or
(iii) result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of the Guarantor.

         5. There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Guarantor threatened against the Guarantor or any of its Subsidiaries before any Governmental Authority which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. Neither the Guarantor nor any of its Subsidiaries is in violation of any order, writ, injunction or any decree of any Governmental Authority which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

         6. The Guarantor has delivered to each of the Purchasers copies of its audited consolidated financial statements dated January 25, 1998 (the "Annual Statements"). In addition, the Guarantor has delivered to each of the Purchasers copies of its unaudited consolidated interim financial statements dated October 25, 1998 (the "Interim Statements") (the Annual Statements and the Interim Statements being collectively referred to as the "Historical Statements"). The Historical Statements were compiled from the books and records maintained


                                   EXHIBIT H-1
                          (to Participation Agreement)

                                                         Participation Agreement


by the Guarantor's management, are correct and complete and fairly represent the consolidated financial condition of the Guarantor and its Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied (except as disclosed in such financial statements), subject (in the case of the Interim Statements) to normal year end audit adjustments.

         7. Neither the Guarantor nor any of its Subsidiaries (including the Tenant) has any material liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements referenced in the foregoing paragraph (6) or in the notes thereto, other than as incurred in the ordinary course of business after the date of such statements. Except as disclosed therein or on the schedules thereto, there are no unrealized or anticipated losses from any commitments of the Guarantor or any Subsidiary of the Guarantor which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. Since the date of the Interim Statements, no circumstances or events have occurred which could reasonably be expected to have a Material Adverse Effect.

         8. On the Closing Date, no Guarantor Documents or any certificate, statement, financial or otherwise, agreement or other documents furnished to the Purchasers in connection therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. On the Closing Date, there is no fact known to the Guarantor which could reasonably be expected to have a Material Adverse Effect and which has not been set forth in this Certificate or in the certificates, Historical Statements, agreements or other documents furnished in writing to the Purchasers prior to or on the Closing Date in connection with the transactions contemplated by the Guarantor Documents.

         9. No consent, approval, exemption, order or authorization of, or registration or filing with any Governmental Authority or any other Person is required by law or any agreement in connection with the execution and delivery by the Guarantor of the Guarantor Documents, the consummation of the transactions therein contemplated and the compliance with the terms and provisions thereof.

         10. No Event of Default or Default has occurred and is continuing. Neither the Guarantor nor any of its Subsidiaries (including the Tenant) is in violation of (i) any term of its certificate of incorporation, by-laws, or other organizational documents or (ii) any agreement or instrument or order, writ, judgment, injunction or decree to which it is a party or by which it or any of its properties may be subject or bound where such violation individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

         11. The Guarantor and its Subsidiaries (including the Tenant) are in compliance in respects with all applicable laws in all jurisdictions in which the Guarantor or any of its Subsidiaries is presently or will be doing business except where the failure to do so individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.


                                     H-1-2

                                                         Participation Agreement


         12. All contracts which are material to the business operations of the Guarantor and its Subsidiaries (including the Tenant) are valid, binding and enforceable upon the Guarantor and each such Subsidiary, as applicable, and each of the other parties thereto in accordance with their respective terms, and there is no default thereunder, to the Guarantor's knowledge, with respect to parties other than the Guarantor or its Subsidiaries which could be expected to have a Material Adverse Effect.

         13. (a) Except as otherwise disclosed in the December, 1998 Property Solutions, Inc. Phase I Environmental Assessments prepared for each Mortgaged Property (the "Reports"), there are no circumstances at, on or under any Mortgaged Property that constitute a material breach of or material noncompliance with any of the Environmental Laws, and there are no past or present Environmental Violations at, on or under any Mortgaged Property or, to the knowledge of the Guarantor at, on or under adjacent property, that prevent compliance with the Environmental Laws at any Mortgaged Property or that otherwise would require that any removal, remediation or other corrective action or cleanup be taken with respect to any Mortgaged Property.

                  (b) No Mortgaged Property and no structures, improvements, equipment, fixtures, activities or facilities thereon or thereunder contain or use Hazardous Substances except in compliance with Environmental Laws. Except as may otherwise be disclosed in the Reports, there are no processes, facilities, operations, equipment or any other activities at, on or under such property, or, to the knowledge of the Guarantor at, on or under adjacent property, that have resulted or are currently resulting in the release or threatened release of Hazardous Substances onto any Mortgaged Property, except to the extent that such releases or threatened releases are not a breach of or otherwise not a violation of the Environmental Laws.

                  (c) There are no above ground storage tanks, underground storage tanks or underground piping associated with such tanks, used for the management of Hazardous Substances at, on or under any Mortgaged Property that (a) do not have a full operational secondary containment system in place, and (b) are not otherwise in compliance with all Environmental Laws. Except as may otherwise be disclosed in the Reports, there are no abandoned underground storage tanks or underground piping associated with such tanks, previously used for the management of Hazardous Substances at, on or under any Mortgaged Property that have not either been closed in place in accordance with Environmental Laws or removed in compliance with all applicable Environmental Laws and no contamination associated with the use of such tanks exists on such property.

                  (d) All material permits, licenses, authorizations, plans and approvals necessary under the Environmental Laws for the conduct of business by the Tenant on the Mortgaged Properties as presently conducted have been obtained. All material notices, reports and other filings required by the Environmental


                                     H-1-3

                                                         Participation Agreement


         Laws to be submitted to a Governmental Authority which pertain to past and current operations on the Mortgaged Properties have been submitted.

                  (e) All present, and, based upon the Reports, to the best of Guarantor's knowledge, all past on-site generation, storage, processing, treatment, recycling, reclamation, disposal or other use or management of Hazardous Substances at, on, or under any Mortgaged Property and all off-site transportation, storage, processing, treatment, recycling, reclamation, disposal or other use or management of Hazardous Substances has been done in material compliance with the Environmental Laws.

         14. The representations and warranties of the Guarantor set forth in each Guarantor Document are true and correct in all material respects. The Guarantor is in compliance with its obligations under the Guarantor Documents and there exists no Default or Event of Default by the Guarantor under any of the Guarantor Documents.

         15. The aggregate amount of Project Loan Debt Service (as defined in the Project Loan Agreements) and payable as Basic Rent due under all Leases for each calendar month occurring while the Notes are scheduled to be outstanding equals the Monthly Amortization for such calendar month.


                                     H-1-4

                                                         Participation Agreement


                         REPRESENTATIONS AND WARRANTIES
                                    OF TENANT

         1. Tenant is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdictions of incorporation. Tenant has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct.

         The Tenant is duly licensed or qualified and in good standing in each jurisdiction in which any Property is located.

         2. Tenant has full power to enter into, execute, deliver and carry out the Operating Documents to which it is a party (the "Tenant Documents") and to perform obligations under each of the Tenant Documents and all such actions have been duly authorized by all necessary proceedings on its part.

         3. Tenant has duly and validly executed and delivered each of the Tenant Documents. Each such Tenant Document constitutes the legal, valid and binding obligation of Tenant enforceable against Tenant in accordance with its terms, except to the extent that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

         4. Neither the execution and delivery of the Tenant Documents nor the consummation of the transactions therein contemplated nor the compliance with the terms and provisions thereof will (i) violate any provision of any existing law, statute, rule or regulation applicable to Tenant or (ii) conflict with, constitute a default under or result in any breach of (a) the terms and conditions of the certificate of incorporation, by-laws or other organizational documents of Tenant or (b) any agreement or instrument or order, writ, judgment, injunction or decree to which Tenant is a party or by which Tenant or any of its properties may be subject or bound, or (iii) result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of Tenant.

         5. There are no actions, suits, proceedings or investigations pending or, to the knowledge of Tenant threatened against Tenant or any of its Subsidiaries before any Governmental Authority which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. Neither Tenant nor any of its Subsidiaries is in violation of any order, writ, injunction or any decree of any Governmental Authority which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

         6. On the Closing Date, no Tenant Documents or any certificate, statement, financial or otherwise, agreement or other documents furnished to the Purchasers in connection therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. On the Closing Date, there is no fact known to Tenant which could reasonably be expected to have a Material Adverse Effect and which has not been set forth in this Certificate or in the certificates, Historical Statements, agreements or other documents


                                   EXHIBIT H-2
                          (to Participation Agreement)

                                                         Participation Agreement


furnished in writing to the Purchasers prior to or on the Closing Date in connection with the transactions contemplated by the Tenant Documents.

         7. No consent, approval, exemption, order or authorization of, or registration or filing with any Governmental Authority or any other Person is required by law or any agreement in connection with the execution and delivery by Tenant of the Tenant Documents, the consummation of the transactions therein contemplated and the compliance with the terms and provisions thereof.

         8. (a) Except as otherwise disclosed in the December, 1998 Property Solutions, Inc. Phase I Environmental Assessments prepared for each Mortgaged Property (the "Reports"), there are no circumstances at, on or under any Mortgaged Property that constitute a material breach of or material noncompliance with any of the Environmental Laws, and there are no past or present Environmental Violations at, on or under any Mortgaged Property or, to the knowledge of Tenant at, on or under adjacent property, that prevent compliance with the Environmental Laws at any Mortgaged Property or that otherwise would require that any removal, remediation or other corrective action or cleanup be taken with respect to any Mortgaged Property.

                  (b) No Mortgaged Property and no structures, improvements, equipment, fixtures, activities or facilities thereon or thereunder contain or use Hazardous Substances except in compliance with Environmental Laws. Except as may otherwise be disclosed in the Reports, there are no processes, facilities, operations, equipment or any other activities at, on or under such property, or, to the knowledge of Tenant at, on or under adjacent property, that have resulted or are currently resulting in the release or threatened release of Hazardous Substances onto any Mortgaged Property, except to the extent that such releases or threatened releases are not a breach of or otherwise not a violation of the Environmental Laws.

                  (c) There are no above ground storage tanks, underground storage tanks or underground piping associated with such tanks, used for the management of Hazardous Substances at, on or under any Mortgaged Property that (a) do not have a full operational secondary containment system in place, and (b) are not otherwise in compliance with all Environmental Laws. Except as may otherwise be disclosed in the Reports, there are no abandoned underground storage tanks or underground piping associated with such tanks, previously used for the management of Hazardous Substances at, on or under any Mortgaged Property that have not either been closed in place in accordance with Environmental Laws or removed in compliance with all applicable Environmental Laws and no contamination associated with the use of such tanks exists on such property.

                  (d) All material permits, licenses, authorizations, plans and approvals necessary under the Environmental Laws for the conduct of business by Tenant on the Mortgaged Properties as presently conducted have been obtained. All


                                     H-2-2

                                                         Participation Agreement


         material notices, reports and other filings required by the Environmental Laws to be submitted to a Governmental Authority which pertain to past and current operations on the Mortgaged Properties have been submitted.

                  (e) All present, and, based upon the Reports, to the best of Tenant's knowledge, all past on-site generation, storage, processing, treatment, recycling, reclamation, disposal or other use or management of Hazardous Substances at, on, or under the Mortgaged Property and all off-site transportation, storage, processing, treatment, recycling, reclamation, disposal or other use or management of Hazardous Substances has been done in material compliance with the Environmental Laws.

         9. The representations and warranties of Tenant set forth in each Tenant Document are true and correct in all material respects. Tenant is in compliance with its obligations under the Tenant Documents and there exists no Default or Event of Default by Tenant under any of the Tenant Documents.

         10. Upon the execution and delivery of each Lease, (i) Tenant will have unconditionally accepted the Mortgaged Property subject to such Lease, (ii) no offset will exist with respect to any Basic Rent or other sums payable under such Lease and (iii) no Basic Rent or Supplemental Rent under any Lease will have been prepaid except as otherwise required by the Operative Agreements.

         11. No portion of any Mortgaged Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any such Mortgaged Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for such Mortgaged Property in accordance with Article XV of each Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

         12. Tenant has obtained insurance coverage for each Mortgaged Property which meets the requirements of Article XV of each Lease and all of such coverage is in full force and effect.

         13. To the actual knowledge of Tenant, each Mortgaged Property (i) complies in all material respects with all applicable laws, rules and regulations of all governmental authorities (including, without limitation, all zoning and land use laws and Environmental Laws); or (ii) does not comply with certain state and local land use, zoning and related legal requirements (other than Environmental Laws) which have been identified in writing to the Purchasers and which the Purchasers have deemed immaterial.

         14. To the actual knowledge of Tenant, all consents, licenses and building permits required by all applicable laws, rules and regulations of all governmental authorities, occupancy and operation of each Mortgaged Property (i) have been obtained and are in full force and effect; or (ii) have not been obtained (such consents, licenses and building permits having been identified in writing to the Purchasers and which the Purchasers have deemed immaterial).


                                     H-2-3

                                                         Participation Agreement


               REPRESENTATIONS AND WARRANTIES OF OWNER BENEFICIARY

         Capitalized terms used herein shall have the respective meanings as set forth in the Participation Agreement.

         The Owner Beneficiary hereby represents and warrants that:

                    1. The Owner Beneficiary is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

                    2. The Owner Beneficiary has full power, authority and legal right to execute, deliver, and perform each of the Operative Documents to which it is a party (the "Owner Beneficiary Documents") and has taken all necessary corporate action to authorize the execution, delivery, and performance by it of each of the Owner Beneficiary Documents.

                    3. The execution, delivery and performance by the Owner Beneficiary of each of the Owner Beneficiary Documents will not contravene any law, rule or regulation or any judgment or order applicable to or binding on the Owner Beneficiary and will not contravene or result in any breach of, or constitute a default under, the Owner Beneficiary's certificate of incorporation or by-laws or the provision of any indenture, mortgage, contract or other agreement to which it is a party or by which it or any of its properties is bound.

                    4. The execution, delivery and performance by the Owner Beneficiary of each of the Owner Beneficiary Documents will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority.

                    5. Each of the Owner Beneficiary Documents have been duly executed and delivered by the Owner Beneficiary and constitutes the legal, valid, and binding agreements of the Owner Beneficiary, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    6. The Owner Beneficiary is not or will not, as a result of the performance of its duties under the Indenture, be required to be registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


                                    EXHIBIT I
                          (to Participation Agreement)